This is filed pursuant to Rule 497(e).

The AB Portfolios
File No. 33-12988.

AB Large Cap Growth Fund, Inc.
File No. 33-49530.

AB Cap Fund, Inc.
File No. 2-29901.

AB Discovery Growth Fund, Inc.
File No. 2-10768.

AB International Growth Fund, Inc.
File No. 33-76598.

AB Sustainable Global Thematic Fund, Inc.
File No. 2-70427.

[A/B]
LOGO


(Shares Offered-Exchange Ticker Symbol)

   >    AB Growth Fund
            (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX; Class R-AGFRX; Class K-AGFKX; Class I-AGFIX; Advisor Class-AGRYX)

   >    AB Large Cap Growth Fund
            (Class A-APGAX; Class B-APGBX; Class C-APGCX; Class R-ABPRX; Class K-ALCKX; Class I-ALLIX; Class Z-APGZX; Advisor Class-APGYX)

   >    AB Concentrated Growth Fund
        (Class A-WPASX; Class C-WPCSX; Advisor Class-WPSGX; Class R-WPRSX;
            Class K-WPSKX; Class I-WPSIX; Class Z-WPSZX)

   >    AB Discovery Growth Fund
            (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX; Class R-CHCRX; Class K-CHCKX; Class I-CHCIX; Class Z-CHCZX; Advisor Class-CHCYX)

   >    AB Small Cap Growth Portfolio
            (Class A-QUASX; Class B-QUABX; Class C-QUACX; Class R-QUARX; Class K-QUAKX; Class I-QUAIX; Class Z-QUAZX; Advisor Class-QUAYX)

   >    AB Select US Equity Portfolio
            (Class A-AUUAX; Class C-AUUCX; Advisor Class-AUUYX; Class R-AUURX; Class K-AUUKX; Class I-AUUIX)

   >    AB Select US Long/Short Portfolio
            (Class A-ASLAX; Class C-ASCLX; Advisor Class-ASYLX; Class R-ASRLX; Class K-ASLKX; Class I-ASILX)

   >    AB Sustainable Global Thematic Fund
            (Class A-ALTFX; Class B-ATEBX, Class C-ATECX; Class R-ATERX; Class K-ATEKX; Class I-AGTIX; Advisor Class-ATEYX)

   >    AB International Growth Fund
            (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX; Class R-AWPRX; Class K-AWPKX; Class I-AWPIX; Advisor Class-AWPYX)

   >    AB Global Core Equity Portfolio
            (Class A-GCEAX; Class C-GCECX; Advisor Class-GCEYX)

   >    AB International Strategic Core Portfolio
            (Class A-ISARX; Class C-ISCRX; Advisor Class-ISRYX)

--------------------------------------------------------------------------------

                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                 November 1, 2016, as amended December 12, 2016

--------------------------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated November 1, 2016 that offers Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Growth Fund ("Growth Fund") of The AB Portfolios, the AB Sustainable Global Thematic Fund ("Sustainable Global Thematic"), the AB International Growth Fund ("International Growth"), and offers Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares for the AB Concentrated Growth Fund ("Concentrated Growth") of the AB Cap Fund, Inc. ("AB Cap Fund") and offers Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares for the AB Discovery Growth Fund ("Discovery Growth"), the AB Large Cap Growth Fund ("Large Cap Growth") and the AB Small Cap Growth Portfolio ("Small Cap Growth") of AB Cap Fund, and offers Class A, Class C, Class R, Class K, Class I and Advisor Class shares for the AB Select US Equity Portfolio ("Select US Equity") and the AB Select US Long/Short Portfolio ("Select US Long/Short") of AB Cap Fund, and offers Class A, Class C and Advisor Class shares for the AB Global Core Equity Portfolio ("Global Core Equity") and AB International Strategic Core Portfolio ("International Strategic Core") of AB Cap Fund (the "Prospectus"). Each of the funds listed above is hereinafter referred to as the Fund, and collectively the Funds. Financial statements for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic for the year ended July 31, 2016 and financial statements for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity and International Strategic Core for the year or period ended June 30, 2016 are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.ABfunds.com.

                               TABLE OF CONTENTS

                                                                           Page

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS.............................1

INVESTMENT RESTRICTIONS......................................................36

MANAGEMENT OF THE FUNDS......................................................38

EXPENSES OF THE FUNDS........................................................87

PURCHASE OF SHARES..........................................................105

REDEMPTION AND REPURCHASE OF SHARES.........................................132

SHAREHOLDER SERVICES........................................................134

NET ASSET VALUE.............................................................137

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................141

PORTFOLIO TRANSACTIONS......................................................149

GENERAL INFORMATION.........................................................156

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM...................................................194

APPENDIX A:  PROXY VOTING POLICY STATEMENT..................................A-1




-----------
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Funds
-------------------------

            Except as otherwise noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a "Board" and together, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.


Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

Common Stock
------------

            Common stock, also referred to as equity securities, represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

            The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Debt Securities
---------------

            Debt securities, also referred to as fixed-income securities, are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

            Lower rated debt securities, those rated Ba or below by Moody's Investors Service, Inc. and/or BB or below by S&P Global Ratings or unrated but determined by the Adviser to be of comparable quality (sometimes referred to as "junk bonds"), are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

            Certain additional risk factors related to debt securities are discussed below:

            Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

            Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

            Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund's ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Adviser attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

            Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.

Depositary Receipts
-------------------

            A Fund may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------

            A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives - options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Fund are described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Concentrated Growth will not invest in put or call options.

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Funds have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA with respect to the Funds and are not currently subject to these recordkeeping, reporting and disclosure requirements.

Use of Options, Futures Contracts, Forwards and Swaps by a Fund
---------------------------------------------------------------

            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Funds' adviser (the "Adviser"), anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis; no fees or commissions are involved.

            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the "NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

            --Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty.

            --Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Fund's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------

            A Fund, except for Concentrated Growth, will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. Concentrated Growth's investments in illiquid securities are limited to 5% of the value of its net assets. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund OTC and the cover for options written by the Fund OTC, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Boards, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Investments in Pre-IPO Securities.
----------------------------------

            The Funds may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Funds' expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------

            A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Generally, under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distribution from the securities.

            A Fund will invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Fund will not have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

            Concentrated Growth intends to limit its securities lending activities so that no more than 5% of the value of the Fund's assets will be represented by securities loaned.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

            Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants
-------------------

            A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

            A Fund, except for Concentrated Growth, may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the securities sold short will rise. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of equity securities of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Special Situations
------------------

            A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

U.S. Companies and U.S. Instruments
-----------------------------------

            For purposes of Select US Equity's policy to invest at least 80% of its net assets in equity securities of U.S. companies, a U.S. company is a company (1) that is organized under the laws of the United States or a political subdivision of the United States, (2) the equity securities of which are principally traded on a U.S. exchange or in a U.S. market, or (3) that, in its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or that has at least 50% of its assets in the United States. In addition to U.S. companies, for the purposes of Select US Long/Short's 80% policy, U.S. cash equivalents include U.S. registered money market mutual funds, repurchase agreements related to U.S. Government securities, and commercial paper and other short-term obligations of U.S. companies.

Certain Risk and Other Considerations
-------------------------------------

            Borrowings and Use of Leverage. A Fund may use borrowings for investment purposes subject to its investment policies and restrictions and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's investments in certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to certain investments in derivatives that result in leverage of the Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Fund to realize a higher return than if the Fund were not leveraged. If the interest expense on borrowings or the costs of leveraged transactions approach the return on the Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or costs of the leveraged transaction were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable a Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

            Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which they invest or with which they do business.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

            In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). It is expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years of notifying the European Council of its intention to withdraw. There is still considerable uncertainty relating to the potential consequences and timeframe of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

            Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes".

            Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

            Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts, and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund:

                   (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

                   (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

                   (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or
(iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

                   (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

                   (e) may purchase or sell commodities to the extent permitted by applicable law with the exception that Sustainable Global Thematic and International Growth may not purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

                   (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, each Fund, except Concentrated Growth, Global Core Equity and International Strategic Core, is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

o     Cash or cash items;

o     Government securities;

o     Securities of other investment companies; and

o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

             Concentrated Growth, Global Core Equity and International Strategic Core are "non-diversified" investment companies as defined in the 1940 Act, which means each Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote.

Non-Fundamental Investment Policies
-----------------------------------

            The following are descriptions of operating policies that the Funds, except Concentrated Growth, have adopted but that are not fundamental and are subject to change without shareholder approval.

            A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            The following is a description of certain operating policies Concentrated Growth has adopted but that are not fundamental and are subject to change without shareholder approval:

            (a) The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            (b) The Fund will not make short sales of securities or invest in put or call options.

            (c) The Fund will not invest more than 5% of the value of its total assets in securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks or repurchase agreements of a duration of more than seven days). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2016, totaling approximately $490 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2016, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

            AXA and its subsidiaries                              63.6%
            AllianceBernstein Holding L.P.                        35.1
            Unaffiliated holders                                   1.3
                                                        ---------------------
                                                                100.0%
                                                        =====================

            AXA, is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2016, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.2% economic interest in the Adviser as of September 30, 2016.

Advisory Agreements and Expenses
--------------------------------

            Under the Growth Fund's Advisory Agreement, the Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board.

            Under the Advisory Agreements for Large Cap Growth, Concentrated Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, International Growth, Select US Equity, Select US Long/Short, Global Core Equity, and International Strategic Core, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.

            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by a Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            The Funds, other than the Growth Fund, as noted below, have under their Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to a Fund. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Funds, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Funds on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. During the fiscal year ended July 31, 2016 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for Concentrated Growth, International Growth, Select US Equity, Select US Long/Short and Global Core Equity the amounts paid to the Adviser amounted to a total of $52,261, $54,249, $58,562, $62,067, $59,331,
$55,622, $51,365, $47,677 and $61,426, respectively, for these services. The Adviser agreed to voluntarily waive such fees in the amounts of $56,507 for International Strategic Core, for the fiscal year ended June 30, 2016.

            Growth Fund is a series of The AB Portfolios (the "Trust"), a Massachusetts business trust. For the Growth Fund, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

            Except as noted below, the Advisory Agreements continue in effect from year-to-year provided that their continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of each Fund or by the Directors/Trustees ("Directors") including, in either case, by a vote of a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party. Information about the most recent continuance of the Advisory Agreement for each Fund is set forth below.

            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the Funds' outstanding voting securities, by a vote of a majority of the Directors or by the Adviser, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser's clients (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

GROWTH FUND

            For services rendered by the Adviser pursuant to the Advisory Agreement, the Fund paid the Adviser a fee, effective September 7, 2004, of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion of such assets, and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended July 31, 2016, July 31, 2015 and July 31, 2014 the Adviser received under the Advisory Agreement the amount of $5,151,480, $5,356,283 and $4,914,955, respectively, in management fees from the Fund. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $10,924 for the fiscal year ended July 31, 2016.

            Most recently, continuance of the Fund's Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board, at its meetings held on May 3-5, 2016.

LARGE CAP GROWTH

            Effective September 7, 2004, under the terms of the Advisory Agreement, the Fund paid the Adviser at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.25% of average daily net assets for Class A shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years of the Fund ended July 31, 2016, July 31, 2015 and July 31, 2014, the Adviser received from the Fund advisory fees of $21,258,038, $16,839,635 and $14,345,535 (net of $506,279, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $73,668 for the fiscal year ended July 31, 2016.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by the Board at its meetings held on May 3-5, 2016.

CONCENTRATED GROWTH

            Effective as of November 1, 2016, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.80% of the Fund's average daily net assets. Prior to November 1, 2016, the Fund paid a monthly fee to the Adviser at an annualized rate of 1.00% of the Fund's average daily net assets, and the Adviser had contractually agreed to waive 0.20% of the management fee until October 31, 2016. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 1, 2017 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.24%, 1.99%, 1.49%, 1.24%, 0.99%, 0.99% and 0.99% of average daily net assets, respectively, for Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares. The expense limitation agreement may be terminated after November 1, 2017 upon 60 days' prior notice by the Adviser. For the fiscal years of the Fund ended June 30, 2016, June 30, 2015 and June 30, 2014, the Adviser received from the Fund advisory fees of $2,552,666 (net of $47,602, which was waived by the Adviser pursuant to the expense limitation agreement), $998,680 (net of $177,326, which was waived by the Adviser pursuant to the expense limitation agreement) and $13,918 (net of $157,022, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $308 for the fiscal year ended June 30, 2016.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by the Board at its meetings held on May 3-5, 2016.

DISCOVERY GROWTH

            For its services under the Advisory Agreement, the Adviser receives a monthly fee at an annualized rate of 0.75% of the first $500 million of the Fund's average daily net assets, 0.65% of the excess over $500 million of such net assets up to $1 billion and 0.55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended July 31, 2016, July 31, 2015 and July 31, 2014, the Fund paid the Adviser total management fees of $12,762,785, $13,057,431 and $10,850,874, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $33,068 for the fiscal year ended July 31, 2016.

            Most recently, continuance of the Fund's Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, at meetings called for that purpose and held on May 3-5, 2016.

SMALL CAP GROWTH

            For its services under the terms of the Advisory Agreement, the Adviser receives a fee at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion of such assets up to $5 billion and 0.60% of the excess over $5 billion of such assets. The advisory fees for the fiscal years ended July 31, 2016, July 31, 2015 and July 31, 2014 amounted to $8,949,782, $11,380,694 and $11,838,038, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $30,348 for the fiscal year ended July 31, 2016.

            Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors at meetings held on May 3-5, 2016.

SELECT US EQUITY

            Effective as of December 8, 2011, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 1, 2017 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.55%, 2.30%, 1.30%, 1.80%, 1.55%, and 1.30% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. The expense limitation agreement may be terminated after November 1, 2017 upon 60 days' prior notice by the Adviser. For the fiscal years of the Fund ended June 30, 2016, June 30, 2015 and June 30, 2014, the Adviser received from the Fund management fees of $3,219,279 (net of $1,642, which was waived by the Adviser pursuant to the expense limitation agreement), $3,293,693 (net of $1,179, which was waived by the Adviser pursuant to the expense limitation agreement) and $3,441,847 (net of $1,493, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $1,203 for the fiscal year ended June 30, 2016.

            Most recently, continuance of the Fund's Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board, at its meetings held on May 3-5, 2016.

SELECT US LONG/SHORT

            Effective as of July 1, 2015, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.70% of the first $2.5 billion of the Fund's average daily net assets and 1.60% of the excess over $2.5 billion. Prior to July 1, 2015 the Fund paid the Adviser an advisory fee at an annual rate of 1.70% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.20%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. The expense limitation agreement may be terminated after November 1, 2017 upon 60 days' prior notice by the Adviser. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the total expense amount set forth above for each class. For the fiscal years of the Fund ended June 30, 2016, June 30, 2015 and June 30, 2014, the Adviser received management fees of $24,932,628 (net of $0, which was waived by the Adviser pursuant to the expense limitation agreement), $30,585,442(net of $0, which was waived by the Adviser pursuant to the expense limitation agreement), and $12,518,653(net of $4,239, which was waived by the Adviser pursuant to the expense limitation agreement), respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $64,774 for the fiscal year ended June 30, 2016.

            Most recently, continuance of the Fund's Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board, at its meetings held on May 3-5, 2016.

SUSTAINABLE GLOBAL THEMATIC FUND

            Effective as of September 7, 2004, the Fund has contractually agreed to pay a quarterly fee to the Adviser equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.75% of the first $2.5 billion; 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion; and 1/4 of 0.60% of the excess over $5 billion. For the fiscal years of the Fund ended July 31, 2016, July 31, 2015 and July 31, 2014, the Adviser received from the Fund advisory fees of $4,764,531, $5,319,828 and $5,557,538, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $10,054 for the fiscal year ended July 31, 2016.

            Most recently, continuance of the Advisory Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors at their meetings held on May 3-5, 2016.

INTERNATIONAL GROWTH

            Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.60%, 2.35%, 2.35%, 1.85%, 1.60%, 1.35% and 1.35% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice to the Fund at least 60 days prior to the end of the Period. For the fiscal years ended June 30, 2016, June 30, 2015 and June 30, 2014, the Adviser received from the Fund advisory fees of $2,724,308, $3,500,589 and $4,527,003, respectively. In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $1,815 for the fiscal year ended June 30, 2016.

            Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board of Directors at their meetings held on May 3-5, 2016.

GLOBAL CORE EQUITY

            Effective as of November 12, 2014, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 1, 2017 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.15%, 1.90%, 0.90%, 1.40%, 1.15%, 0.90% and
0.90% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's total annual fund operating expenses to exceed the amounts listed above. For the fiscal year and period of the Fund ended June 30, 2016 and June 30, 2015, the Adviser received from the Fund advisory fees of $761,222 and $0 (net of $231,010 and $269,481, respectively, which was waived by the Adviser pursuant to the expense limitation agreement). In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $144 for the fiscal year ended June 30, 2016.

            Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board of Directors at their meetings held on May 3-5, 2016.

INTERNATIONAL STRATEGIC CORE

            Effective as of July 29, 2015, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess of $2.5 billion up to $5 billion, and 0.60% of the excess over $5 billion. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, expenses on securities sold short, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.20%, 1.95% and 0.95% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2017. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above. For the fiscal period of the Fund ended June 30, 2016, the Adviser received from the Fund advisory fees of $0 (net of $309,933, which was waived by the Adviser pursuant to the expense limitation agreement). In connection with the investment by the Fund in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from the Fund in the amount of $13 for the fiscal year ended June 30, 2016.

            The Advisory Agreement became effective on July 29, 2015. The Advisory Agreement provides that it will continue in effect for two years from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter.

ALL FUNDS

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Government Exchange Reserves, AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Sustainable Global Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Bernstein Fund, Inc. Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AB Pooling Portfolios and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".

Board of Directors Information
------------------------------

            The Boards are comprised of the same Directors/Trustees ("Directors") for all Funds. Certain information concerning the Directors is set forth below.



                                                                                      PORTFOLIOS
                                                                                      IN AB FUND        OTHER
                                                                                      COMPLEX           PUBLIC COMPANY
                                               PRINCIPAL OCCUPATION(S)                OVERSEEN          DIRECTORSHIPS
NAME, ADDRESS,* AGE                            DURING PAST FIVE                       BY TRUSTEE        CURRENTLY HELD BY
AND (YEAR ELECTED**)                           YEARS AND OTHER INFORMATION            OR DIRECTOR       TRUSTEE OR DIRECTOR
--------------------                           -----------------------------          ------------      ------------------------
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,+                      Private investor since prior           108               Xilinx, Inc. (programmable
Chairman of the Board                          to 2011. Former Chairman and                             logic semi-conductors) since
75                                             CEO of Dupont Photomasks, Inc.                           2007
(1992 - Sustainable Global Thematic)           (components of semi-conductor
(2005 - Growth Fund, Large Cap Growth,         manufacturing). He has
Discovery Growth, Small Cap Growth,            extensive operating leadership
International Growth)                          and venture capital investing
(2011 - Select US Equity, Select US            experience, including five
Long/Short)                                    interim or full-time CEO
(2014 - Concentrated Growth,                   roles, and prior service as
Global Core Equity)                            general partner of
(2015 - International Strategic Core)          institutional venture capital
                                               partnerships. He also has
                                               extensive non-profit board
                                               leadership experience, and
                                               currently serves on the boards
                                               of two education and
                                               science-related non-profit
                                               organizations. He has served
                                               as a director of one AB Fund
                                               since 1992, and director or
                                               trustee of multiple AB Funds
                                               since 2005. He has been
                                               Chairman of the AB Funds since
                                               January 2014, and the Chairman
                                               of the Independent Directors
                                               Committees of such AB Funds
                                               since February 2014.

John H. Dobkin,+                               Independent Consultant since           108                 None
74                                             prior to 2011. Formerly,
(1992 - Large Cap Growth, Discovery            President of Save Venice, Inc.
Growth)                                        (preservation organization)
(1994 - Small Cap Growth, International        from 2001-2002, Senior Advisor
Growth)                                        from June 1999-June 2000 and
(1999 - Growth Fund)                           President of Historic Hudson
(2005 - Sustainable Global Thematic)           Valley (historic preservation)
(2011 - Select US Equity, Select US            from December 1989-May 1999.
Long/Short)                                    Previously, Director of the
(2014 - Concentrated Growth,                   National Academy of Design. He
Global Core Equity)                            has served as a director or
(2015 - International Strategic Core)          trustee of various AB Funds
                                               since 1992 and as Chairman of
                                               the Audit Committees of a
                                               number of such AB Funds from
                                               2001-2008.

Michael J. Downey,+                            Private investor since prior           108               Asia Pacific Fund, Inc.
72                                             to 2011. Formerly, managing                              (registered investment
(2005 - Growth Fund, Large Cap Growth,         partner of Lexington Capital,                            company) since prior to 2011
Discovery Growth, Small Cap Growth,            LLC (investment advisory firm)
Sustainable Global Thematic,                   from December 1997 until
International Growth)                          December 2003. He served as a
(2011 - Select US Equity, Select US            Director of Prospect
Long/Short)                                    Acquisition Corp. (financial
(2014 - Concentrated Growth,                   services) from 2007 until
Global Core Equity)                            2009. From 1987 until 1993,
(2015 - International Strategic Core)          Chairman and CEO of Prudential
                                               Mutual Fund Management,
                                               director of the Prudential
                                               mutual funds, and member of
                                               the Executive Committee of
                                               Prudential Securities Inc. He
                                               has served as a director or
                                               trustee of the AB Funds since
                                               2005 and is a director and
                                               chairman of one other
                                               registered investment company.

William H. Foulk, Jr.,+                        Investment Adviser and an              108               None
84                                             Independent Consultant since
(1992 - Large Cap Growth, Discovery            prior to 2011. Previously, he
Growth, Small Cap Growth, Sustainable          was Senior Manager of Barrett
Global Thematic)                               Associates, Inc., a registered
(1994 - International Growth)                  investment adviser. He was
(1998 - Growth Fund)                           formerly Deputy Comptroller
(2011 - Select US Equity, Select US            and Chief Investment Officer
Long/Short)                                    of the State of New York and,
(2014 - Concentrated Growth,                   prior thereto, Chief
Global Core Equity)                            Investment Officer of the New
(2015 - International Strategic Core)          York Bank for Savings. He has
                                               served as a director or
                                               trustee of various AB Funds
                                               since 1983, and was Chairman
                                               of the Independent Directors
                                               Committees of the AB Funds
                                               from 2003 to early February
                                               2014. He served as Chairman
                                               of such AB Funds from 2003
                                               through December 2013. He is
                                               also active in a number of
                                               mutual fund related
                                               organizations and committees.

D. James Guzy,+                                Chairman of the Board of SRC           108               None
80                                             Computers, Inc.
(1982 - Sustainable Global Thematic)           (semi-conductors), with which
(2005 - Growth Fund, Large Cap                 he has been associated since
Growth, Discovery Growth,                      prior to 2011. He served as
Small Cap Growth,                              Chairman of the Board of PLX
International Growth)                          Technology (semi-conductors),
(2011 - Select US Equity, Select US            since prior to 2011 until
Long/Short)                                    November 2013. He was a
(2014 - Concentrated Growth,                   director of Intel Corporation
Global Core Equity)                            (semi-conductors) from 1969
(2015 - International Strategic Core)          until 2008, and served as
                                               Chairman of the Finance
                                               Committee of such company for
                                               several years until May 2008.
                                               He has served as a director or
                                               trustee of one or more of the
                                               AB Funds since 1982.

Nancy P. Jacklin,+                             Private investor since prior           108               None
68                                             to 2011. Professorial
(2006 - Growth Fund, Large Cap Growth,         Lecturer at the Johns Hopkins
Discovery Growth,  Small Cap Growth,           School of Advanced
Sustainable Global Thematic,                   International Studies
International Growth)                          (2008-2015). U.S. Executive
(2011 - Select US Equity, Select US            Director of the International
Long/Short)                                    Monetary Fund (which is
(2014 - Concentrated Growth,                   responsible for ensuring the
Global Core Equity)                            stability of the international
(2015 - International Strategic Core)          monetary system) (December
                                               2002-May 2006); Partner,
                                               Clifford Chance (1992-2002);
                                               Sector Counsel, International
                                               Banking and Finance, and
                                               Associate General Counsel,
                                               Citicorp (1985-1992);
                                               Assistant General Counsel
                                               (International), Federal
                                               Reserve Board of Governors
                                               (1982-1985); and Attorney
                                               Advisor, U.S. Department of
                                               the Treasury (1973-1982).
                                               Member of the Bar of the
                                               District of Columbia and of
                                               New York; and member of the
                                               Council on Foreign Relations.
                                               She has served as a director
                                               or trustee of the AB Funds
                                               since 2006 and has been
                                               Chairman of the Governance and
                                               Nominating Committees of the
                                               AB Funds since August 2014.

Carol C. McMullen,+                            Managing Director of Slalom            108               None
61                                             Consulting (consulting) since
(2016)                                         2014 and private investor;
                                               Director of Norfolk & Dedham
                                               Group (mutual property and
                                               casualty insurance) since
                                               2011; and Director of Partners
                                               Community Physicians
                                               Organization (healthcare)
                                               since 2014. Formerly,
                                               Managing Director of The
                                               Crossland Group (consulting)
                                               from 2012 to 2013. She has
                                               held a number of senior
                                               positions in the asset and
                                               wealth management industries,
                                               including at Eastern Bank
                                               (where her roles included
                                               President of Eastern Wealth
                                               Management), Thomson Financial
                                               (Global Head of Sales for
                                               Investment Management), and
                                               Putnam Investments (where her
                                               roles included Head of Global
                                               Investment Research). She has
                                               served on a number of private
                                               company and nonprofit boards,
                                               and as a director or trustee
                                               of the AB Funds since June
                                               2016.

Garry L. Moody,+                               Independent Consultant.                108               None
64                                             Formerly, Partner, Deloitte &
(2008 - Growth Fund, Large Cap Growth,         Touche LLP (1995-2008) where
Discovery Growth, Small Cap Growth,            he held a number of senior
Sustainable Global Thematic,                   positions, including Vice
International Growth)                          Chairman, and U.S. and Global
(2011 - Select US Equity, Select US            Investment Management Practice
Long/Short)                                    Managing Partner; President,
(2014 - Concentrated Growth,                   Fidelity Accounting and
Global Core Equity)                            Custody Services Company
(2015 - International Strategic Core)          (1993-1995), where he was
                                               responsible for accounting,
                                               pricing, custody and reporting
                                               for the Fidelity mutual funds;
                                               and Partner, Ernst & Young LLP
                                               (1975-1993), where he served
                                               as the National Director of
                                               Mutual Fund Tax Services and
                                               Managing Partner of its
                                               Chicago Office Tax department.
                                               He is a member of the Trustee
                                               Advisory Board of BoardIQ, a
                                               biweekly publication focused
                                               on issues and news affecting
                                               directors of mutual funds. He
                                               has served as a director or
                                               trustee, and as Chairman of
                                               the Audit Committees of the AB
                                               Funds since 2008.

Earl D. Weiner,+                               Of Counsel, and Partner prior          108               None
77                                             to January 2007, of the law
(2007 - Growth Fund, Large Cap Growth,         firm Sullivan & Cromwell LLP
Discovery Growth, Small Cap Growth,            and is a former member of the
Sustainable Global Thematic,                   ABA Federal Regulation of
International Growth)                          Securities Committee Task
(2011 - Select US Equity, Select US            Force to draft editions of the
Long/Short)                                    Fund Director's Guidebook. He
(2014 - Concentrated Growth,                   also serves as a director or
Global Core Equity)                            trustee of various non-profit
(2015 - International Strategic Core)          organizations and has served
                                               as Chairman or Vice Chairman
                                               of a number of them. He has
                                               served as a director or
                                               trustee of the AB Funds since
                                               2007 and served as Chairman of
                                               the Governance and Nominating
                                               Committees of the AB Funds
                                               from 2007 until August 2014.

INTERESTED DIRECTOR

Robert M. Keith,#                              Senior Vice President of the           108               None
56                                             Adviser and the head of
(2010 - Growth Fund, Large Cap Growth,         AllianceBernstein Investments,
Discovery Growth, Small Cap Growth,            Inc. ("ABI")## since July
Sustainable Global Thematic,                   2008; Director of ABI and
International Growth)                          President of the AB Mutual
(2011 - Select US Equity, Select US            Funds. Previously, he served
Long/Short)                                    as Executive Managing Director
(2014 - Concentrated Growth,                   of ABI from December 2006 to
Global Core Equity)                            June 2008. Prior to joining
(2015 - International Strategic Core)          ABI in 2006, Executive
                                               Managing Director of Bernstein
                                               Global Wealth Management, and
                                               prior thereto, Senior Managing
                                               Director and Global Head of
                                               Client Service and Sales of
                                               the Adviser's institutional
                                               investment management business
                                               since 2004. Prior thereto, he
                                               was Managing Director and Head
                                               of North American Client
                                               Service and Sales in the
                                               Adviser's institutional
                                               investment management
                                               business, with which he had
                                               been associated since prior to
                                               2004.



--------
* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Funds' Directors.

+ Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

# Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##    The Adviser and ABI are affiliates of the Funds.

            In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2011 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2011 until 2013, Mr. Guzy was a director of Cirrus Logic Corporation (semi-conductors) since prior to 2011 until July 2011 and served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

            The business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and nonprofit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may, from time to time, engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

            Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

            Board Committees. Each Fund's Board has three standing committees -- an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of each Fund's accounting and financial reporting policies and practices. The Audit Committee of Growth Fund, Large Cap Growth, Concentrated Growth, Discovery Growth, Small Cap Growth, Select US Equity, Select US Long/Short, Sustainable Global Thematic, International Growth, Global Core Equity and International Strategic Core each met three times during the Funds' most recently completed fiscal year or period.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Growth Fund, Large Cap Growth, Discovery Growth, Concentrated Growth, Small Cap Growth, Select US Equity, Select US Long/Short, Sustainable Global Thematic, International Growth, Global Core Equity and International Strategic Core each met three times during the Funds' most recently completed fiscal year or period.

            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, and Sustainable Global Thematic each met six times during the Funds' most recently completed fiscal year. The Independent Directors Committee of International Growth, Global Core Equity, Select US Equity, Select US Long/Short, Concentrated Growth and International Strategic Core each met six times during the Funds' most recently completed fiscal year.

            The dollar range of each Fund's securities owned by each Director or Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.



                            DOLLAR RANGE            DOLLAR RANGE                DOLLAR RANGE
                            OF EQUITY               OF EQUITY                   OF EQUITY
                            SECURITIES IN           SECURITIES IN               SECURITIES IN
                            GROWTH                  LARGE CAP                   CONCENTRATED
                            FUND AS OF              GROWTH AS OF                GROWTH AS OF
                            DECEMBER 31, 2015       DECEMBER 31, 2015           DECEMBER 31, 2015
                            -----------------       -----------------           -----------------
John H. Dobkin              None                    $10,001-$50,000             None
Michael J. Downey           None                    None                        None
William H. Foulk, Jr.       $10,001-$50,000         $50,001-$100,000            None
D. James Guzy               None                    None                        None
Nancy P. Jacklin            None                    None                        None
Robert M. Keith             None                    None                        None
Carol C. McMullen*          None                    None                        None
Garry L. Moody              None                    $10,001-$50,000             $10,001-$50,000
Marshall C. Turner, Jr.     None                    None                        $10,001-$50,000
Earl D. Weiner              None                    $10,001-$50,000             None




                            DOLLAR RANGE            DOLLAR RANGE                DOLLAR RANGE
                            OF EQUITY               OF EQUITY                   OF EQUITY
                            SECURITIES IN           SECURITIES IN               SECURITIES IN
                            DISCOVERY               SMALL CAP                   SELECT US
                            GROWTH AS OF            GROWTH AS OF                EQUITY AS OF
                            DECEMBER 31, 2015       DECEMBER 31, 2015           DECEMBER 31, 2015
                            -----------------       -----------------           -----------------
John H. Dobkin              Over $100,000           $10,001-$50,000             None
Michael J. Downey           $50,001-$100,000        None                        None
William H. Foulk, Jr.       $10,001-$50,000         $10,001-$50,000             None
D. James Guzy               None                    None                        None
Nancy P. Jacklin            $10,001-$50,000         None                        $10,001-$50,000
Robert M. Keith             None                    None                        None
Carol C. McMullen*          None                    None                        None
Garry L. Moody              Over $100,000           None                        Over $100,000
Marshall C. Turner, Jr.     $50,001-$100,000        $10,001-$50,000             $10,001-$50,000
Earl D. Weiner              $1-$10,000              None                        None




                            DOLLAR RANGE            DOLLAR RANGE                DOLLAR RANGE
                            OF EQUITY               OF EQUITY                   OF EQUITY
                            SECURITIES IN           SECURITIES IN               SECURITIES IN AS
                            SELECT US               INTERNATIONAL               OF SUSTAINABLE
                            LONG/SHORT AS OF        GROWTH AS OF                GLOBAL THEMATIC
                            DECEMBER 31, 2015       DECEMBER 31, 2015           DECEMBER 31, 2015
                            -----------------       -----------------           -----------------
John H. Dobkin              None                    None                        $50,001-$100,000
Michael J. Downey           None                    None                        Over $100,000
William H. Foulk, Jr.       None                    $10,001-$50,000             $10,001-$50,000
D. James Guzy               None                    None                        None
Nancy P. Jacklin            None                    None                        None
Robert M. Keith             None                    None                        None
Carol C. McMullen*          None                    None                        None
Garry L. Moody              $10,001-$50,000         None                        $10,001-$50,000
Marshall C. Turner, Jr.     $50,001-$100,000        None                        None
Earl D. Weiner              None                    $10,001-$50,000             None




                            DOLLAR RANGE            DOLLAR RANGE
                            OF EQUITY               OF EQUITY                   AGGREGATE DOLLAR
                            SECURITIES IN           SECURITIES IN               RANGE OF EQUITY
                            GLOBAL CORE             INTERNATIONAL               SECURITIES IN THE AB
                            EQUITY AS OF            STRATEGIC CORE              FUND COMPLEX AS OF
                            DECEMBER 31, 2015       OF DECEMBER 31, 2015        DECEMBER 31, 2015
                            -----------------       --------------------        ---------------------
John H. Dobkin              None                    None                        Over $100,000
Michael J. Downey           None                    None                        Over $100,000
William H. Foulk, Jr.       None                    None                        Over $100,000
D. James Guzy               None                    None                        Over $100,000
Nancy P. Jacklin            None                    None                        Over $100,000
Robert M. Keith             None                    None                        None
Carol C. McMullen*          None                    None                        None
Garry L. Moody              None                    None                        Over $100,000
Marshall C. Turner, Jr.     None                    None                        Over $100,000
Earl D. Weiner              None                    None                        Over $100,000


--------
* Ms. McMullen was elected as a Director of the Funds effective June 22, 2016.

Officer Information
-------------------

            Certain information concerning each Fund's officers is set forth below.


NAME, ADDRESS,*           POSITION(S)                  PRINCIPAL OCCUPATION
AND AGE                   HELD WITH FUND               DURING PAST FIVE YEARS
------------------        ---------------              ----------------------

All Funds
---------

Robert M. Keith,          President and Chief          See biography above.
56                        Executive Officer

Philip L. Kirstein,       Senior Vice President and    Senior Vice President
71                        Independent Compliance       and Independent
                          Officer                      Compliance Officer of
                                                       the AB Funds, with which
                                                       he has been associated
                                                       since 2004. Prior
                                                       thereto, he was Of
                                                       Counsel to Kirkpatrick &
                                                       Lockhart, LLP from
                                                       October 2003 to October
                                                       2004, and General
                                                       Counsel of Merrill Lynch
                                                       Investment Managers,
                                                       L.P. since prior to
                                                       March 2003.

Emilie D. Wrapp,          Secretary/Clerk              Senior Vice President,
60                                                     Assistant General
                                                       Counsel and Assistant
                                                       Secretary of ABI,** with
                                                       which she has been
                                                       associated since prior
                                                       to 2011.

Joseph J. Mantineo,       Treasurer and Chief          Senior Vice President of
57                        Financial Officer            ABIS,** with which he
                                                       has been associated
                                                       since prior to 2011.

Vincent S. Noto,          Chief Compliance Officer     Senior Vice President
51                                                     since 2015 and Mutual
                                                       Fund Chief Compliance
                                                       Officer of the Adviser**
                                                       since 2014. Prior
                                                       thereto, he was Vice
                                                       President and Director
                                                       of Mutual Fund
                                                       Compliance of the
                                                       Adviser** since prior to
                                                       2011.

Other Officers
--------------

Growth Fund
-----------

Bruce K. Aronow,          Vice President               Senior Vice President
50                                                     of the Adviser,** with
                                                       which he has been
                                                       associated since prior
                                                       to 2011.

Frank V. Caruso,          Vice President               Senior Vice President of
60                                                     the Adviser,** with
                                                       which he has been
                                                       associated since prior
                                                       to 2011.

John H. Fogarty,          Vice President               Senior Vice President of
46                                                     the Adviser,** with
                                                       which he has been
                                                       associated since prior
                                                       to 2011.

Phyllis J. Clarke,        Controller and Chief         Vice President of
55                        Accounting Officer           ABIS,** with which she
                                                       has been associated
                                                       since prior to 2011.

Large Cap Growth
----------------

Frank V. Caruso,          Vice President               See above.
60

Vincent C. DuPont,        Vice President               Senior Vice President of
54                                                     the Adviser,** with
                                                       which he has been
                                                       associated since prior
                                                       to 2011.

John H. Fogarty,          Vice President               See above.
46

Karen A. Sesin,           Vice President               Senior Vice President of
57                                                     the Adviser,** with
                                                       which she has been
                                                       associated since prior
                                                       to 2011.

Phyllis J. Clarke,        Controller                   See above.
55

Concentrated Growth
-------------------

James Tierney, Jr.,       Vice President               Senior Vice President,
49                                                     Chief Investment Officer
                                                       of Concentrated U.S.
                                                       Growth and Portfolio
                                                       Manager of the
                                                       Adviser**, with which he
                                                       has been associated
                                                       since December 2013.
                                                       Prior thereto, he was
                                                       Chief Investment Officer
                                                       of W.P. Stewart and Co.
                                                       Ltd. ("WPS") (2010-2013)
                                                       and Portfolio
                                                       Manager/Analyst and
                                                       Senior Vice President of
                                                       WPS since prior to 2011.

Phyllis J. Clarke,        Controller                   See above.
55

Discovery Growth
----------------

Bruce K. Aronow,          Vice President               See above.
50

N. Kumar Kirpalani,       Vice President               Senior Vice President of
60                                                     the Adviser,** with
                                                       which he has been
                                                       associated since prior
                                                       to 2011.

Samantha S. Lau,          Vice President               Senior Vice President of
44                                                     the Adviser,** with
                                                       which she has been
                                                       associated since prior
                                                       to 2011.

Wen-Tse Tseng,            Vice President               Senior Vice President of
50                                                     the Adviser,** with
                                                       which he has been
                                                       associated since prior
                                                       to 2011.

Stephen M. Woetzel,       Controller                   Vice President of
44                                                     ABIS,** with which he
                                                       has been associated
                                                       since prior to 2011.

Small Cap Growth
----------------

Bruce K. Aronow,          Vice President               See above.
50

N. Kumar Kirpalani,       Vice President               See above.
62

Samantha S. Lau,          Vice President               See above.
44

Wen-Tse Tseng,            Vice President               See above.
50

Phyllis J. Clarke,        Controller                   See above.
55

Select US Equity
----------------

Kurt A. Feuerman,         Vice President               Senior Vice President
60                                                     and Chief Investment
                                                       Officer, Select US Equity
                                                       Portfolios of the
                                                       Adviser,** with which he
                                                       has been associated
                                                       since June 2011.

Anthony Nappo,            Vice President               Senior Vice President,
44                                                     Portfolio Manager and
                                                       Co-Chief Investment
                                                       Officer-Select US Equity
                                                       Portfolios of the
                                                       Adviser** since June
                                                       2015, and Research
                                                       Analyst on the Select
                                                       Equity Portfolio
                                                       Investment Team since
                                                       June 2011.

Phyllis J. Clarke,        Controller                   See above.
55

Select US Long/Short
--------------------

Kurt A. Feuerman,         Vice President               See above.
60

Anthony Nappo,            Vice President               See above.
44

Phyllis J. Clarke,        Controller                   See above.
55

Sustainable Global
Thematic
--------------------

Daniel C. Roarty,         Vice President               Senior Vice President
44                                                     of the Adviser,** with
                                                       which he has been
                                                       associated since May
                                                       2011, and Chief
                                                       Investment Officer,
                                                       Global Growth and
                                                       Thematic Team since
                                                       2013. Prior thereto, he
                                                       was named sector head for
                                                       the technology sector on
                                                       the Global/International
                                                       Research Growth team as
                                                       of July 1, 2011, and team
                                                       leader for that team in
                                                       early 2012.

Phyllis J. Clarke,        Controller                   See above.
55

International Growth
--------------------

Daniel C. Roarty,         Vice President               See above.
44

Phyllis J. Clarke,        Controller                   See above.
55

Global Core Equity
------------------

David Dalgas,             Vice President               Senior Vice President of
45                                                     the Adviser** since 2014
                                                       and Chief Investment
                                                       Officer, Global Core
                                                       Equity. Previously, he
                                                       served as Head of
                                                       Equities and Chief
                                                       Investment Officer of
                                                       CPH Capital
                                                       Fondsmaeglerselskab A/S
                                                       ("CPH Capital") since
                                                       2011.

Klaus Ingemann,           Vice President               Senior Vice President
42                                                     and Senior Research
                                                       Analyst/Portfolio
                                                       Manager of the Adviser**
                                                       since 2014. Previously,
                                                       he was an executive
                                                       member of the Investment
                                                       Board of CPH Capital
                                                       since 2011.

Phyllis J. Clarke,        Controller                   See above.
55

International Strategic Core
----------------------------

Kent Hargis,              Vice President               Senior Vice President,
48                                                     Portfolio Manager of
                                                       Strategic Core Equities
                                                       and Head of Quantitative
                                                       Research--Equities of the
                                                       Adviser**, with which he
                                                       has been associated since
                                                       prior to 2011.

Sammy Suzuki,             Vice President               Senior Vice President,
44                                                     Portfolio Manager of
                                                       Strategic Core Equities
                                                       of the Adviser** since
                                                       2015. Previously, he was
                                                       Director of Research,
                                                       Emerging Markets Value
                                                       Equities from prior to
                                                       2011 until 2015.

Phyllis J. Clarke,        Controller                   See above.
55

--------
* The address for each of the Funds' Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Funds.

            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to each of the Directors by each Fund for the fiscal year or period ended June 30, 2016 or July 31, 2016, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2015 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director, are set forth below. Neither the Funds nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director of one or more other registered investment companies in the AB Fund Complex.

                                                  Aggregate       Aggregate
                      Aggregate     Aggregate     Compensation    Compensation
                      Compensation  Compensation  from            from
Name of Trustee       from          from Large    Concentrated    Discovery
or Director           Growth Fund   Cap Growth    Growth          Growth
---------------       -----------   ----------    ------------    ------------

John H. Dobkin          $2,473       $2,473         $2,473        $ 2,473
Michael J. Downey       $2,473       $2,473         $2,473        $ 2,473
William H. Foulk, Jr.   $2,473       $2,473         $2,473        $ 2,473
D. James Guzy           $2,473       $2,473         $2,473        $ 2,473
Nancy P. Jacklin        $2,629       $2,629         $2,629        $ 2,629
Robert M. Keith         $    0       $    0         $    0        $     0
Carol C. McMullen*      $   49       $   49         $    0        $    49
Garry L. Moody          $2,777       $2,777         $2,777        $ 2,777
Marshall C. Turner, Jr. $4,165       $4,165         $4,165        $ 4,165
Earl D. Weiner          $2,473       $2,473         $2,473        $ 2,473


                                       Aggregate     Aggregate      Aggregate
                        Aggregate      Compensation  Compensation   Compensation
                        Compensation   from Global   from           from
Name of Trustee         from Small     Thematic      International  Global
or Director             Cap Growth     Growth        Growth         Core Equity
---------------         ------------   -----------   ------------   ------------

John H. Dobkin          $2,473         $2,473        $2,473           $2,473
Michael J. Downey       $2,473         $2,473        $2,473           $2,473
William H. Foulk, Jr.   $2,473         $2,473        $2,473           $2,473
D. James Guzy           $2,473         $2,473        $2,473           $2,473
Nancy P. Jacklin        $2,629         $2,629        $2,629           $2,629
Robert M. Keith         $    0         $    0        $    0           $    0
Carol C. McMullen*      $   49         $   49        $    0           $    0
Garry L. Moody          $2,777         $2,777        $2,777           $2,777
Marshall C. Turner, Jr. $4,165         $4,165        $4,165           $4,165
Earl D. Weiner          $2,473         $2,473        $2,473           $2,473


                                                                 Aggregate
                                               Aggregate         Compensation
                          Aggregate            Compensation      from
Name of Trustee           Compensation from    from Select       International
or Director               Select US Equity     US Long/Short     Strategic Core
----------------          -----------------    -------------     --------------

John H. Dobkin            $2,473               $2,473            $2,473
Michael J. Downey         $2,473               $2,473            $2,473
William H. Foulk, Jr.     $2,473               $2,473            $2,473
D. James Guzy             $2,473               $2,473            $2,473
Nancy P. Jacklin          $2,629               $2,629            $2,629
Robert M. Keith           $    0               $    0            $    0
Carol C. McMullen*        $    0               $    0            $    0
Garry L. Moody            $2,777               $2,777            $2,777
Marshall C. Turner, Jr.   $4,165               $4,165            $4,165
Earl D. Weiner            $2,473               $2,473            $2,473




                                              Total
                                              Number of        Total
                                              Registered       Number of
                                              Investment       Investment
                                              Companies        Portfolios
                                              in the           within the
                                              AB Fund          AB Fund
                                              Complex,         Complex,
                            Total             including the    including the
                            Compensation      Fund, as to      Fund, as to
                            from the          which the        which the
                            AB Fund           Trustee or       Trustee or
                            Complex,          Director is      Director is
Name of Trustee             including         a Director       a Director
or Director                 the Funds         or Trustee       or Trustee
----------------            ------------      ------------     --------------
John H. Dobkin              $285,000           28                108
Michael J. Downey           $285,000           28                108
William H. Foulk, Jr.       $285,000           28                108
D. James Guzy               $285,000           28                108
Nancy P. Jacklin            $303,000           28                108
Robert M. Keith             $      0           28                108
Carol C. McMullen*          $      0           28                108
Garry L. Moody              $320,000           28                108
Marshall C. Turner, Jr.     $480,000           28                108
Earl D. Weiner              $285,000           28                108

--------
* Ms. McMullen was elected as a Director of the Funds effective June 22, 2016.

            As of October 5, 2016, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Fund.

Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

GROWTH FUND
-----------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Growth Investment Team. Bruce K. Aronow, Frank V. Caruso and John H. Fogarty are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 29, 2016 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

              Bruce K. Aronow                                  None
              Frank V. Caruso                                  None
              John H. Fogarty                                  None

            As of July 31, 2016, employees of the Adviser had approximately $1,569,083 invested in shares of the Fund and approximately $58,866,370 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------


                                                                 Total
                                                  Number of      Assets of
                                                  Registered     Registered
                    Total       Total             Investment     Investment
                    Number of   Assets of         Companies      Companies
                    Registered  Registered        Managed        Managed
                    Investment  Investment        with           with
                    Companies   Companies         Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ---------   ---------         -----------    ------------

Bruce K. Aronow     21          $ 4,345,000,000    None          None
Frank V. Caruso     28          $11,125,000,000    None          None
John H. Fogarty     24          $ 7,170,000,000    None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

Bruce K. Aronow       19        $  161,000,000     None           None
Frank V. Caruso       15        $3,100,000,000     None           None
John H. Fogarty       15        $3,372,000,000     None           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------


Bruce K. Aronow           32     $ 3,026,000,000       3          $602,000,000
Frank V. Caruso       28,799     $15,706,000,000     None            None
John H. Fogarty        3,220     $ 2,089,000,000     None            None

LARGE CAP GROWTH
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Frank
V. Caruso, Vincent C. DuPont, John H. Fogarty and Karen A. Sesin are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2016 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

             Frank V. Caruso                                  $50,001-$100,000
             Vincent C. DuPont                                      None
             John H. Fogarty                                        None
             Karen A. Sesin                                         None

            As of July 31, 2016, employees of the Adviser had approximately $853,706 invested in shares of the Fund and approximately $58,866,370 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

Frank V. Caruso      28         $ 8,353,000,000       None            None
Vincent C. DuPont    23         $ 4,329,000,000       None            None
John H. Fogarty      24         $ 4,398,000,000       None            None
Karen A. Sesin       25         $10,012,000,000       None            None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

Frank V. Caruso       15          $ 3,100,000,000     None             None
Vincent C. DuPont     14          $ 2,919,000,000     None             None
John H. Fogarty       15          $ 3,372,000,000     None             None
Karen A. Sesin        92          $17,748,000,000       1          $181,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------

Frank V. Caruso         28,799   $15,706,000,000     None            None
Vincent C. DuPont        3,216   $ 1,847,000,000     None            None
John H. Fogarty          3,220   $ 2,089,000,000     None            None
Karen A. Sesin              26   $15,619,000,000     None            None

CONCENTRATED GROWTH
--------------------

            The management of, and investment decisions for, the Fund's portfolio are made by Mr. James Tierney (the "Portfolio Manager"). For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2016 is set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND


            James Tierney                                $500,001-$1,000,000

            As of June 30, 2016, employees of the Adviser had approximately $57,331,561 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Portfolio Manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

James Tierney         10          $28,000,000         None             None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

James Tierney           9          $1,159,000,000      None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------


                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------

James Tierney           463       $2,550,000,000        1          $3,000,000

DISCOVERY GROWTH
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small/Mid Cap Growth Investment Team. Bruce
K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2016 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            Bruce K. Aronow                             Over $1,000,000
            N. Kumar Kirpalani                         $100,001-$500,000
            Samantha S. Lau                            $100,001-$500,000
            Wen-Tse Tseng                              $100,001-$500,000

            As of July 31, 2016, employees of the Adviser had approximately $1,035,392 invested in shares of the Fund and approximately $58,866,370 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

Bruce K. Aronow       21          $3,116,000,000      None            None
N. Kumar Kirpalani    21          $3,116,000,000      None            None
Samantha S. Lau       21          $3,116,000,000      None            None
Wen-Tse Tseng         21          $3,116,000,000      None            None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

Bruce K. Aronow        19          $161,000,000      None            None
N. Kumar Kirpalani     19          $161,000,000      None            None
Samantha S. Lau        19          $161,000,000      None            None
Wen-Tse Tseng          19          $161,000,000      None            None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------


                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------

Bruce K. Aronow         32         $3,026,000,000     3           $602,000,000
N. Kumar Kirpalani      32         $3,026,000,000     3           $602,000,000
Samantha S. Lau         32         $3,026,000,000     3           $602,000,000
Wen-Tse Tseng           32         $3,026,000,000     3           $602,000,000

SMALL CAP GROWTH
-----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small Cap Growth Investment Team. Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2016 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            Bruce K. Aronow                            $500,001-$1,000,000
            N. Kumar Kirpalani                         $100,001-$500,000
            Samantha S. Lau                            $100,001-$500,000
            Wen-Tse Tseng                              $100,001-$500,000

            As of July 31, 2016, employees of the Adviser had approximately $1,165,849 invested in shares of the Fund and approximately $58,866,370 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

Bruce K. Aronow        21         $3,927,000,000      None            None
N. Kumar Kirpalani     21         $3,927,000,000      None            None
Samantha S. Lau        21         $3,927,000,000      None            None
Wen-Tse Tseng          21         $3,927,000,000      None            None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

Bruce K. Aronow        19           $161,000,000      None          None
N. Kumar Kirpalani     19           $161,000,000      None          None
Samantha S. Lau        19           $161,000,000      None          None
Wen-Tse Tseng          19           $161,000,000      None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------


                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------

Bruce K. Aronow         32        $3,026,000,000     3             $602,000,000
N. Kumar Kirpalani      32        $3,026,000,000     3             $602,000,000
Samantha S. Lau         32        $3,026,000,000     3             $602,000,000
Wen-Tse Tseng           32        $3,026,000,000     3             $602,000,000

SELECT US EQUITY
----------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of the Funds' portfolios (the "Portfolio Managers"). For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

            The dollar range of each Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2016 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            Kurt A. Feuerman                                 None*
            Anthony Nappo                               $10,001-$50,000

--------
* Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests through his foundation in the Select US Equity Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Equity Partnership.

            As of June 30, 2016, employees of the Adviser had approximately $57,331,561 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Messrs. Feuerman and Nappo also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

Kurt A. Feuerman     5           $4,941,000,000      None            None
Anthony Nappo        5           $4,941,000,000      None            None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                               Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

Kurt A. Feuerman      12           $6,786,000,000    None           None
Anthony Nappo         12           $6,786,000,000    None           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------


                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------

Kurt A. Feuerman        25,625    $18,427,000,000     17         $724,000,000
Anthony Nappo           25,625    $18,427,000,000     17         $724,000,000

SELECT US LONG/SHORT
--------------------

            The management of, and investment decisions for, the Fund's portfolios are made by the Adviser's Select Equity Portfolios Investment Team. Kurt A. Feuerman and Anthony Nappo are the investment professionals primarily responsible for the day-to-day management of the Funds' portfolios (the "Portfolio Managers"). For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

            The dollar range of each Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2016 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            Kurt A. Feuerman                                 None*
            Anthony Nappo                              $50,000-$100,000

--------
* Mr. Feuerman does not directly or beneficially own shares of the Fund. However, he invests directly as well as through his foundation in the Select US Long/Short Limited Partnership, managed by the Adviser. Mr. Feuerman has over $1,000,000 invested in the Select US Long/Short Partnership.


            As of June 30, 2016, employees of the Adviser had approximately $57,331,561 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Messrs. Feuerman and Nappo also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

Kurt A. Feuerman     5           $4,076,000,000     None            None
Anthony Nappo        5           $4,076,000,000     None            None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

Kurt A. Feuerman      12           $6,786,000,000     None          None
Anthony Nappo         12           $6,786,000,000     None          None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------


                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------

Kurt A. Feuerman       25,625     $18,427,000,000    17           $724,000,000
Anthony Nappo          25,625     $18,427,000,000    17           $724,000,000


SUSTAINABLE GLOBAL THEMATIC
---------------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Growth and Thematic Investment Team. Daniel C. Roarty is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of July 31, 2016 is set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            Daniel C. Roarty                           $100,001-$500,000

            As of July 31, 2016, employees of the Adviser had approximately $2,133,979 invested in shares of the Fund and approximately $58,866,370 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

Daniel C. Roarty       25         $4,905,000,000     None            None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

Daniel C. Roarty       90          $19,833,000,000      1          $90,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------
Daniel C. Roarty        236      $15,561,000,000       None            None

INTERNATIONAL GROWTH
--------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Growth and Thematic Investment Team. Daniel C. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of June 30, 2016 is set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            Daniel C. Roarty                           $100,000-$500,000

            As of June 30, 2016, employees of the Adviser had approximately $1,209,559 invested in shares of the Fund and approximately $57,331,561 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

Daniel C. Roarty       25        $5,199,000,000        None            None



--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

Daniel C. Roarty        89        $24,765,000,000       1          $86,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                   Number

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------

Daniel C. Roarty        237       $15,080,000,000     None           None

GLOBAL CORE EQUITY
------------------

            The management of, and investment decisions for, the Fund's portfolio are made by its senior investment management team. Messrs. David Dalgas and Klaus Ingemann are the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2016 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            David Dalgas                                     None
            Klaus Ingemann                                   None

            As of June 30, 2016, employees of the Adviser had approximately $57,331,561 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2016.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

David Dalgas          4           $267,000,000        None            None
Klaus Ingemann        4           $267,000,000        None            None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

David Dalgas             6         $1,105,000,000       None           None
Klaus Ingemann           6         $1,105,000,000       None           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------


                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------

David Dalgas             3       $1,897,000,000     None            None
Klaus Ingemann           3       $1,897,000,000     None            None


INTERNATIONAL STRATEGIC CORE
----------------------------

            The management of, and investment decisions for, the Fund's portfolio are made by its senior investment management team. Messrs. Kent Hargis and Sammy Suzuki are the investment professionals primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2016 are set forth below.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

            Kent Hargis                                      None
            Sammy Suzuki                                     None

            As of June 30, 2016, employees of the Adviser had approximately $57,331,561 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2016.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                  Total
                                                   Number of      Assets of
                    Total          Total           Registered     Registered
                    Number of      Assets of       Investment     Investment
                    Registered     Registered      Companies      Companies
                    Investment     Investment      Managed with   Managed with
                    Companies      Companies       Performance-   Performance-
Portfolio Manager   Managed        Managed         based Fees     based Fees
-----------------   ----------     ----------      -------------  -------------

Kent Hargis           16         $5,180,000,000      None            None
Sammy Suzuki          11         $1,342,000,000      None            None



--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Pooled         Pooled
                    Number of   Assets of         Investment     Investment
                    Other       Other             Vehicles       Vehicles
                    Pooled      Pooled            Managed        Managed
                    Investment  Investment        with           with
                    Vehicles    Vehicles          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   ----------  ----------        -----------    -----------

Kent Hargis            14         $782,000,000        None           None
Sammy Suzuki           13         $669,000,000        None           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------


                                                                 Total
                                                  Number         Assets of
                                                  of Other       Other
                    Total       Total             Accounts       Accounts
                    Number of   Assets of         Managed        Managed
                    Other       Other             with           with
                    Accounts    Accounts          Performance-   Performance-
Portfolio Manager   Managed     Managed           based Fees     based Fees
-----------------   --------    ---------         ------------   ------------

Kent Hargis            26,869    $14,143,000,000     None           None
Sammy Suzuki            1,276    $ 1,024,000,000     None           None

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

             The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

             Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

            Asset-Based and Performance-Based Compensation: With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the "Investment Team") were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team is created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser's Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Arrangements
----------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares (as applicable), in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Plan" and collectively the "Plans").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto the ("Qualified Directors") and by a majority of the entire Board at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plans for an additional term at meetings held on May 3-5, 2016.

            All material amendments to the Plans will become effective only upon approval as provided in the preceding paragraph, and the Plans may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Plan or Agreement, any party must give the other parties 60 days' written notice except that a Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that a Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

            During the fiscal year ended July 31, 2016 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity and International Strategic Core with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                        Percentage per annum
                                                        of the aggregate
                              Distribution services     average daily net
                              fees for expenditures     assets attributable to
Fund                          payable to ABI            Class R shares
----                          ---------------------     ----------------------

Growth Fund                     $1,435,582                    .25%
Large Cap Growth                $3,611,638                    .25%
Concentrated Growth             $   62,619                    .25%
Discovery  Growth               $1,551,674                    .23%
Small Cap Growth                $  763,383                    .25%
Select US Equity                $   73,992                    .25%
Select US Long/Short            $  571,524                    .25%
Sustainable Global Thematic     $1,235,655                    .25%
International Growth            $  599,299                    .25%
Global Core Equity              $      887                    .25%
International Strategic Core    $       45                    .25%

--------
* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of Growth Fund and Large Cap Growth is .50% of the aggregate average daily net assets, and the maximum fee allowed under the Rule 12b-1 Plan for Class A shares of all other Funds is .30% of the aggregate average daily net assets. The Boards of the Funds currently limit the Funds' payments to .25%, except with respect to Discovery Growth, for which payments are currently limited to .23%.

            For the fiscal year ended July 31, 2016 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year or period ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity and International Strategic Core expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:


Category of Expense           Growth Fund          Large Cap Growth      Concentrated Growth     Discovery Growth
-------------------           -----------          ----------------      -------------------     ----------------

Advertising/
Marketing                    $   17,532          $   52,098              $    786                 $   15,055

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $    8,254          $   21,310              $    336                 $    9,274

Compensation to
Underwriters                 $1,401,840          $3,778,762              $ 91,287                 $1,451,824

Compensation to Dealers      $  406,959          $1,035,254              $ 15,335                 $  436,168

Compensation to Sales
Personnel                    $  260,185          $1,550,199              $ 84,467                 $  373,257

Interest, Carrying or
Other Financing Charges      $      811          $    1,945              $     33                 $    1,087

Other (Includes Personnel
costs of those home
office employees involved
in the distribution
effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                    $  208,672          $  550,816              $  9,089                 $  230,489

Totals                       $2,304,253          $6,990,384              $201,333                 $2,517,154



                                                                       Select US        Sustainable
Category of  Expense            Small Cap Growth    Select US Equity   Long/Short       Global Thematic
-----------  -------            ----------------    ----------------   ----------       ---------------
Advertising/
Marketing                       $    8,250          $    994           $    3,831        $    14,687

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders       $    4,317          $    389           $    3,333        $     7,126

Compensation to Underwriters    $  732,760          $ 94,265           $  588,006        $ 1,204,403

Compensation to Dealers         $  207,874          $ 20,785           $  150,531        $   346,521

Compensation to Sales
Personnel                       $  168,290          $ 20,079           $  241,964        $   230,331

Interest, Carrying or Other
Financing Charges               $      455          $     32           $      419        $       705

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                       $  108,549          $ 10,363           $   78,245        $   177,759

Totals                          $1,230,495          $146,907           $1,066,329        $ 1,981,532






Category of Expense             International Growth     Global Core Equity    International Strategic Core
-------------------             --------------------     ------------------    ----------------------------

Advertising/
Marketing                       $  5,384                  $    3               $ 1

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders       $  3,363                  $    1               $ 0

Compensation to Underwriters    $570,731                  $1,576               $12

Compensation to Dealers         $165,051                  $   48               $12

Compensation to Sales
Personnel                       $112,499                  $  135               $ 6

Interest, Carrying or Other
Financing Charges               $    410                  $    0               $ 0

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                       $ 86,134                  $   24               $ 4

Totals                          $943,572                  $1,787               $35

            During the fiscal year ended July 31, 2016 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for International Growth with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                          Percentage per
                                                          annum of the
                                                          aggregate
                                Distribution              average daily
                                services fees             net assets
                                for expenditures          attributable to
Fund                            payable to ABI            Class B shares
----                            --------------            --------------

Growth Fund                       $145,568                  1.00%
Large Cap Growth                  $293,137                  1.00%
Discovery Growth                  $ 17,052                  1.00%
Small Cap Growth                  $ 19,444                  1.00%
Sustainable Global Thematic       $115,606                  1.00%
International Growth              $ 33,117                  1.00%

            For the fiscal year ended July 31, 2016 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:



                                                                                                             Sustainable
                                                                                                             Global
Category of Expense             Growth Fund       Large Cap Growth     Discovery Growth  Small Cap Growth    Thematic
-------------------             -----------       ----------------     ----------------  ----------------    --------
Advertising/
Marketing                       $   421           $    838             $   48            $    51            $   332

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders            $   207           $    417             $   24            $    27            $   165

Compensation to
Underwriters                    $63,832           $115,344             $6,167            $ 7,897            $57,911

Compensation to Dealers         $ 2,405           $ 10,717             $  545            $   513            $ 1,612

Compensation to Sales
Personnel                       $ 7,093           $ 15,166             $  812            $   927            $ 5,912

Interest, Carrying or
Other Financing Charges         $   162           $    321             $   17            $    20            $   128

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)            $ 5,282           $ 10,633             $  630            $   700            $ 4,182

Totals                          $79,402           $153,436             $8,243            $10,135            $70,242





Category of Expense                 International Growth
-------------------                 --------------------

Advertising/
Marketing                           $    68

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders                $    48

Compensation to
Underwriters                        $10,875

Compensation to Dealers             $ 1,402

Compensation to Sales
Personnel                           $ 1,544

Interest, Carrying or
Other Financing Charges             $    23

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)                $ 1,238

Totals                              $15,198


            During the fiscal year ended July 31, 2016 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity and International Strategic Core with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                          Percentage per
                                                          annum of the
                                                          aggregate
                                Distribution              average daily
                                services fees             net assets
                                for expenditures          attributable to
Fund                            payable to ABI            Class C shares
----                            --------------            --------------

Growth Fund                      $  689,128                   1.00%
Large Cap Growth                 $3,167,212                   1.00%
Concentrated Growth              $  178,546                   1.00%
Discovery Growth                 $  582,699                   1.00%
Small Cap Growth                 $  450,569                   1.00%
Select US Equity                 $  143,816                   1.00%
Select US Long/Short             $  168,041                   1.00%
Sustainable Global Thematic      $  643,580                   1.00%
International Growth             $  473,446                   1.00%
Global Core Equity               $      129                   1.00%
International Strategic Core     $       89                   1.00%

            For the fiscal year ended July 31, 2016 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year or period ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity and International Strategic Core expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:


                                                                 Concentrated
Category of Expense          Growth Fund     Large Cap Growth    Growth           Discovery Growth    Small Cap Growth
-------------------          -----------     ----------------    ------------     ----------------    ----------------
Advertising/
Marketing                    $  2,146        $    11,120          $    534          $   1,652          $  1,298

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $    995        $     4,649          $    240          $     830          $    638

Compensation to
Underwriters                 $672,417        $ 3,635,942          $163,374          $ 566,121          $433,276

Compensation to
Dealers                      $ 47,658        $   197,341          $  6,398          $  36,905          $ 29,498

Compensation to Sales
Personnel                    $ 34,877        $   413,736          $ 46,840          $  38,038          $ 23,299

Interest, Carrying or
Other Financing
Charges                      $    811        $     4,175          $    177          $     636          $    474

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                    $ 25,198        $   116,467          $  6,638          $  21,134          $ 16,637

Totals                       $784,102        $ 4,383,430          $224,201          $ 665,316          $505,120



                                                                                                Global
                             Select US       Select US         Sustainable      International   Core        International
Category of Expense          Equity          Long/Short        Global Thematic  Growth          Equity      Strategic Core
-------------------          ----------      ----------        ---------------  -------------   ------      --------------
Advertising/
Marketing                    $    374        $    4,927        $  1,978         $  1,174        $  0        $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $    201        $    2,763        $    924         $    663        $  0        $0

Compensation to
Underwriters                 $121,683        $1,665,117        $623,301         $465,436        $ 31        $0

Compensation to Dealers      $  8,780        $  102,726        $ 41,809         $ 32,471        $  7        $5

Compensation to Sales
Personnel                    $  8,947        $  158,553        $ 29,470         $ 22,388        $  5        $0

Interest, Carrying or
Other Financing Charges      $    119        $    1,600        $    743         $    394        $  0        $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)         $  5,457        $   74,056        $ 23,517         $ 17,665        $  1        $0

Totals                       $145,561        $2,009,742        $721,742         $540,191        $ 44        $5


            During the fiscal year ended July 31, 2016 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                          Percentage per
                                                          annum of the
                                                          aggregate
                                Distribution              average daily
                                services fees             net assets
                                for expenditures          attributable to
Fund                            payable to ABI            Class R shares
----                            --------------            --------------

Growth Fund                      $  6,635                     .50%
Large Cap Growth                 $159,057                     .50%
Concentrated Growth              $    129                     .50%
Discovery Growth                 $150,346                     .50%
Small Cap Growth                 $216,903                     .50%
Select US Equity                 $     74                     .50%
Select US Long/Short             $  3,210                     .50%
Sustainable Global Thematic      $ 15,255                     .50%
International Growth             $ 67,667                     .50%

            For the fiscal year ended July 31, 2016 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:



                                                                  Concentrated
Category of Expense          Growth Fund     Large Cap Growth     Growth          Discovery Growth     Small Cap Growth
-------------------          -----------     ----------------     -------------   ----------------     ----------------

Advertising/
Marketing                    $   54         $  2,923              $  1           $    484             $     47

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                 $   21         $    540              $  0           $    434             $    580

Compensation to
Underwriters                 $6,378         $153,505              $ 86           $149,796             $215,878

Compensation to
Dealers                      $  964         $ 27,122              $ 16           $ 20,387             $ 27,949

Compensation to Sales
Personnel                    $  932         $ 51,326              $ 68           $ 33,790             $ 36,482

Interest, Carrying or
Other Financing
Charges                      $    2         $     39              $  0           $     42             $     65

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                    $  500         $ 20,272              $  6           $  8,728             $  9,802

  Totals                     $8,851         $255,727              $177           $213,661             $290,803



                                                   Select US        Sustainable        International
Category of Expense            Select US Equity    Long/Short       Global Thematic    Growth
-------------------            ----------------    ----------       ---------------    -------------

Advertising/
Marketing                       $0                 $   31            $     55          $       0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders            $0                 $    9            $     45          $     200

Compensation to
Underwriters                    $0                 $3,233            $ 15,018          $  65,392

Compensation to Dealers         $8                 $  490            $  2,100          $   8,631

Compensation to Sales
Personnel                       $0                 $1,009            $  2,127          $   9,743

Interest, Carrying or
Other Financing Charges         $0                 $    1            $      4          $      23

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and
the travel-related
expenses incurred by the
marketing personnel
conducting seminars)            $0                 $  304            $    955          $   2,733

Totals                          $8                 $5,077            $ 20,304          $  86,722



            During the fiscal year ended July 31, 2016 for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity and Select US Long/Short with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                          Percentage per
                                                          annum of the
                                                          aggregate
                                Distribution              average daily
                                services fees             net assets
                                for expenditures          attributable to
Fund                            payable to ABI            Class K shares
----                            --------------            --------------

Growth Fund                      $  6,103                    .25%
Large Cap Growth                 $172,173                    .25%
Concentrated Growth              $    195                    .25%
Discovery Growth                 $ 42,941                    .25%
Small Cap Growth                 $177,771                    .25%
Select US Equity                 $  9,109                    .25%
Select US Long/Short             $     75                    .25%
Sustainable Global Thematic      $ 22,242                    .25%
International Growth             $ 12,900                    .25%


            For the fiscal year ended July 31, 2016 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity and Select US Long/Short expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:



                             Large Cap      Concentrated     Discovery    Small
Category of Expense          Growth Fund    Growth           Growth       Growth          Cap Growth
-------------------          -----------    ------------     ---------    ------          ----------
Advertising/
Marketing                     $    8        $   1,581        $  0        $     10         $  1,594

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders          $    2        $     374        $  0        $    115         $    889

Compensation to
Underwriters                  $5,083        $ 151,054        $136        $ 39,285         $167,051

Compensation to Dealers       $  101        $  17,520        $  6        $  5,864         $ 44,072

Compensation to Sales
Personnel                     $  243        $  44,794        $  0        $  6,918         $ 35,891

Interest, Carrying or
Other Financing Charges       $    0        $      26        $  0        $     14         $     94

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $   67        $  11,770           0        $  2,165         $ 21,578

Totals                        $5,504        $ 227,119        $142         $54,371         $271,169



                                                                   Sustainable
                                                   Select US       Global           International
Category of Expense          Select US Equity      Long/Short      Thematic         Growth
-------------------          ----------------      ----------      -------------    -------------
Advertising/
Marketing                    $    0                $ 0            $    29           $    56

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders         $    0                $ 0            $     8           $    32

Compensation to
Underwriters                 $7,566                $39            $18,494           $11,586

Compensation to
Dealers                      $    4                $ 6            $   363           $ 1,612

Compensation to Sales
Personnel                    $    4                $ 0            $   273           $ 1,171

Interest, Carrying or
Other Financing
Charges                      $    0                $ 0            $     1           $     4

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                    $    3                $ 0            $   232           $   860

Totals                       $7,577                $45            $19,400           $15,321



             For the fiscal year ended July 31, 2016 for Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and during the fiscal year ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity and International Strategic Core the amount of, and percentage of each class's net assets, of unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Fund were as follows:


Class                          Large Cap Growth         Concentrated Growth      Discovery Growth
-----                          ----------------         -------------------      ----------------
Class B                       $177,383,536                   N/A                 $5,757,573

(% of the net assets of
Class B)                            668.20%%                0.00%                    418.99%

Class C                       $ 19,376,923              $138,996                 $2,844,172

(% of the net assets of
Class C)                              4.96%                 0.71%                      5.45%

Class R                       $    370,170              $      0                 $  427,003

(% of the net assets of
Class R)                              0.91%                 0.00%                      1.37%

Class K                       $    523,098              $      0                 $  298,044

(% of the net assets of
Class K)                              0.69%                 0.00%                      1.84%



Class                        Small Cap Growth         Select US Equity        Select US Long/Short
-----                        ----------------         ----------------        ---------------------
Class B                       $20,229,588                     N/A                      N/A

(% of the net assets of
Class B)                         1,209.90%                   0.00%                      0.00%

Class C                       $ 2,690,603               $  56,210                 $1,070,849

(% of the net assets of
Class C)                             6.88%                   0.45%                      0.67%

Class R                       $   538,950               $     125                 $    4,402

(% of the net assets of
Class R)                             1.34%                   0.86%                      0.63%

Class K                       $   583,091               $   3,073                 $        0

(% of the net assets of
Class K)                             0.84%                   0.08%                      0.00%




                             Sustainable
                             Global                International         Global Core        International
Class                        Thematic              Growth                Equity             Strategic Core
-----                        --------              -------------         -----------        --------------

Class B                       $64,488,186           $5,192,456              N/A                N/A

(% of the net assets of
Class B)                           591.67%              259.67%            0.00%                0.00%

Class C                       $ 8,231,496           $4,387,061            $   0               $    0

(% of the net assets of
Class C)                            12.72%               10.75%            0.00%                0.00%

Class R                       $   283,575           $  812,756              N/A                  N/A

(% of the net assets of
Class R)                             9.64%                6.53%            0.00%                0.00%

Class K                       $    80,949           $  217,454              N/A                 N/A

(% of the net assets of
Class K)                             0.86%               4.35%             0.00%                0.00%


Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. For the fiscal year ended July 31, 2016 for Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth and Sustainable Global Thematic and for the fiscal year ended June 30, 2016 for International Growth, Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity and International Strategic Core, the Funds paid ABIS $756,017, $1,592,494, $859,293, $545,986, $1,068,640, $328,555, $68,709, $56,180, $291,609, $22,940
and $233, respectively, for transfer agency services.

            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

            Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge ("CDSC") (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), with respect to Discovery Growth, Concentrated Growth, Large Cap Growth and Small Cap Growth, to group retirement plans, as defined below, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares") or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Funds, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. Concentrated Growth, Select US Equity, Select US Long/Short, Global Core Equity and International Strategic Core do not offer Class B Shares.

            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent.

            Each class of shares of the Funds represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class B shares, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares; and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A shareholders, and the Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------

            During the fiscal years ended July 31, 2016, July 31, 2015 and July 31, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of the Growth Fund were $166,971, $168,613 and $36,512, respectively. Of those amounts, ABI retained $9,847, $9,241 and $7,523, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2016, July 31, 2015 and July 31, 2014, the aggregate amounts of underwriting commissions payable with respect to shares of Large Cap Growth were $1,856,864, $794,522 and $407,173, respectively. Of those amounts, ABI retained $102,219, $44,532 and $21,081, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2016, June 30, 2015 and June 30, 2014, the aggregate amount of underwriting commissions payable with respect to shares of Concentrated Growth were $209,738, $145,430 and $1,060, respectively. Of that amount, ABI retained $12,666, $9,946 and $60, respectively, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2016, July 31, 2015 and July 31, 2014, the aggregate amounts of underwriting commissions payable with respect to shares of Discovery Growth were $239,712, $315,757 and $741,734, respectively. Of those amounts, ABI retained $8,197, $13,936 and $34,980, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2016, July 31, 2015 and July 31, 2014, the aggregate amounts of underwriting commissions payable with respect to shares of Small Cap Growth were $91,505, $142,866 and $268,867, respectively. Of those amounts, ABI retained $2,497, $4,148 and $10,084, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year or period ended June 30, 2016, June 30, 2015 and June 30, 2014 the aggregate amounts of underwriting commissions payable with respect to shares of Select US Equity were $43,210, $65,291 and $117,048, respectively. Of that amount, ABI retained $1,325, $4,848 and $7,293, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year or period ended June 30, 2016, June 30, 2015 and June 30, 2014, the aggregate amount of underwriting commissions payable with respect to shares of Select US Long/Short was $218,605, $1,276,768 and $2,424,627, respectively. Of that amount, ABI retained $13,459, $76,326 and $142,804, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended July 31, 2016, July 31, 2015 and July 31, 2014, the aggregate amounts of underwriting commissions payable with respect to shares of Sustainable Global Thematic were $128,649, $147,925 and $145,689, respectively. Of those amounts, ABI retained $6,976, $8,173 and $7,434, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended June 30, 2016, June 30, 2015 and June 30, 2014, the aggregate amounts of underwriting commissions payable with respect to shares of International Growth were $41,114, $66,905 and $86,833, respectively. Of those amounts, ABI retained $1,336, $2,721 and $3,243, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal year or period ended June 30, 2016 and June 30, 2015, the aggregate amounts of underwriting commissions payable with respect to shares of Global Core Equity were $2,624 and $6,845, respectively. Of those amounts, ABI retained $126 and $16, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal period ended June 30, 2016, the aggregate amount of underwriting commissions payable with respect to shares of International Strategic Core was $7. Of that amount, ABI retained $7, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.



                                                Amounts             Amounts                Amounts
Fiscal Year                                     ABI Received        ABI Received           ABI Received
Ended                                           In CDSCs            In CDSCs               In CDSCs
July 31/                                        From                From                   From
June 30           Fund                          Class A Shares      Class B Shares         Class C Shares
-------           ----                          --------------      ---------------        --------------

2016              Growth Fund                      $2,671              $7,969                $1,624
2015                                               $2,811              $9,577                $1,509
2014                                                2,097              12,726                 2,103

2016              Large Cap Growth                 $9,327             $10,141               $30,170
2015                                              $17,577             $14,725                $6,774
2014                                                5,769              20,438                 4,451

2016              Concentrated Growth              $2,450                 N/A                $6,332
2015                                                   $0                 N/A                  $930
2014                                                    0                 N/A                     0

2016              Discovery Growth                $36,487                $673                $4,592
2015                                               $4,588              $1,606               $14,100
2014                                                6,163                 780                12,558

2016              Small Cap Growth                 $8,087                $867                $2,706
2015                                               $3,976              $1,423               $18,436
2014                                               13,751                 920                 9,403

2016              Select US Equity                    $93                 N/A                $1,546
2015                                               $6,121                 N/A                $2,396
2014                                                    0                 N/A                 4,898

2016              Select US Long/Short             $9,794                 N/A               $38,550
2015                                                 $506                 N/A               $84,677
2014                                                  279                 N/A                19,178

2016              Sustainable Global Thematic      $3,975              $6,604                $4,091
2015                                               $3,542             $12,797                $2,036
2014                                                6,102              13,828                 2,274

2016              International Growth             $4,514                $963                $1,354
2015                                               $6,527              $2,199                  $650
2014                                                5,743               2,132                 2,724

2016              Global Core Equity                   $0                 N/A                    $0
2015                                                   $0                 N/A                    $0


2016              International Strategic Core         $0                 N/A                    $0


Class A Shares.
----------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                               Sales Charge
                                               ------------

                                                                                          Discount or
                                                        As %             As %              Commission
                                                       of Net           of the           to Dealers or
                                                       Amount           Public          Agents of up to
Amount of Purchase                                    Invested      Offering Price    % of Offering Price
                                                      --------      --------------    -------------------
Up to $100,000...............................          4.44%           4.25%                4.00%
$100,000 up to $250,000......................          3.36            3.25                 3.00
$250,000 up to $500,000......................          2.30            2.25                 2.00
$500,000 up to $1,000,000*...................          1.78            1.75                 1.50

--------------------
* There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares of a Fund as described below under "Class B Shares - Conversion Feature".

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares.
---------------

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares.
---------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge.
---------------------------------

            Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                             Contingent Deferred Sales Charge
                                               for the Fund as a % of Dollar
          Year Since Purchase                    Amount Subject to Charge
          -------------------                    ------------------------

          First                                        4.00%
          Second                                       3.00%
          Third                                        2.00%
          Fourth                                       1.00%
          Fifth and thereafter                         None

            In determining the CDSC applicable to a redemption of Class B and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares.
---------------

            Class R shares are offered to certain group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares.
---------------

            Class K shares are available at NAV to group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a ..25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and
(ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares.
---------------

            Class I shares are available at NAV to group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares.
---------------

            Class Z shares are available at NAV to group retirement plans. Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

            Class Z shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares.
---------------------

            Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i), (iii) and (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Alternative Purchase Arrangements -
Group Retirement Plans and Tax-Deferred Accounts
------------------------------------------------

            Each Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

             Class Z Shares. Class Z shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

            Currently, the Funds make their Class A shares available at NAV to group retirement plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution fees and Class I shares and Class Z shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

      o the Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares; (currently limited to 0.25%, except with respect to Discovery Growth, for which payments are limited to .23%)

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K, Class I and Class Z shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AB Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

         Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.
  -AB All Market Real Return Portfolio
  -AB Bond Inflation Strategy
  -AB Credit Long/Short Portfolio
  -AB Government Reserves Portfolio
  -AB High Yield Portfolio
  -AB Income Fund
  -AB Intermediate Bond Portfolio
  -AB Limited Duration High Income Portfolio
  -AB Municipal Bond Inflation Strategy
  -AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
  -AB All Market Alternative Return Portfolio
  -AB All Market Income Portfolio
  -AB Asia ex-Japan Equity Portfolio
  -AB Concentrated Growth Fund
  -AB Concentrated International Growth Portfolio
  -AB Emerging Markets Core Portfolio
  -AB Emerging Markets Growth Portfolio
  -AB Emerging Markets Multi-Asset Portfolio
  -AB Global Core Equity Portfolio
  -AB International Strategic Core Portfolio
  -AB Long/Short Multi-Manager Fund
  -AB Multi-Manager Alternative Strategies Fund
  -AB Multi-Manager Select Retirement Allocation Fund
  -AB Multi-Manager Select 2010 Fund
  -AB Multi-Manager Select 2015 Fund
  -AB Multi-Manager Select 2020 Fund
  -AB Multi-Manager Select 2025 Fund
  -AB Multi-Manager Select 2030 Fund
  -AB Multi-Manager Select 2035 Fund
  -AB Multi-Manager Select 2040 Fund
  -AB Multi-Manager Select 2045 Fund
  -AB Multi-Manager Select 2050 Fund
  -AB Multi-Manager Select 2055 Fund
  -AB Select US Equity Portfolio
  -AB Select US Long/Short Portfolio
  -AB Small Cap Growth Portfolio
  -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Government Exchange Reserves
AB Growth and Income Fund, Inc.
AB High Income Fund, Inc.
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
  -AB California Portfolio
  -AB High Income Municipal Portfolio
  -AB National Portfolio
  -AB New York Portfolio
AB Municipal Income Fund II
  -AB Arizona Portfolio
  -AB Massachusetts Portfolio
  -AB Michigan Portfolio
  -AB Minnesota Portfolio
  -AB New Jersey Portfolio
  -AB Ohio Portfolio
  -AB Pennsylvania Portfolio
  -AB Virginia Portfolio
AB Sustainable Global Thematic Fund, Inc.
AB Trust
  -AB Discovery Value Fund
  -AB International Value Fund
  -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
  -AB Balanced Wealth Strategy
  -AB Conservative Wealth Strategy
  -AB Growth Fund
  -AB Tax-Managed Balanced Wealth Strategy
  -AB Tax-Managed Conservative Wealth Strategy
  -AB Tax-Managed Wealth Appreciation Strategy
  -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Short Duration Portfolio
  -Tax-Managed International Portfolio

            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.ABfunds.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

            (b) your checks remain uncashed for nine months.

             Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.
            Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.
            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     upfront sales commissions;

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing recordkeeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2016, ABI expects to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million, for distribution services and education support related to the AB Mutual Funds. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million, for distribution services and education support related to the AB Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      AIG Advisor Group
      Ameriprise Financial Services
      AXA Advisors
      Cadaret, Grant & Co.
      Citigroup Global Markets
      Citizens Securities
      Commonwealth Financial Network
      Donegal Securities
      JP Morgan Securities
      Lincoln Financial Advisors Corp.
      Lincoln Financial Securities Corp.
      LPL Financial
      Merrill Lynch
      Morgan Stanley
      Northwestern Mutual Investment Services
      PNC Investments
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      Santander Securities
      SunTrust Bank
      UBS Financial Services
      US Bancorp Investments
      Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although a Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Fund may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

Account Closure

            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

            If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AB Mutual Funds (including AB Government Exchange Reserves, a money market fund managed by the Adviser) if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time, on the Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------
            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Boards. The Boards have delegated to the Adviser, subject to the Boards' continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund's assets on behalf of the Funds.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;

            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;


            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the ordinarily Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Each Fund's Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z shares and Advisor Class shares are invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Funds, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98.2% of its ordinary income for that year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if a Fund shares are held as a capital asset, and will be a long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the Internal Revenue Service (the "IRS") and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by a Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by a Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds
--------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income". A Fund will generally be permitted to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund, all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to U.S. source portfolio interest income will not be subject to this withholding tax if so designated.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain, short-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client's accounts but not all such services may be used by the Adviser in connection with the Fund.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

            A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

            Transactions for a Fund in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            A Fund's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The amount of aggregate brokerage commissions paid by the Funds during the three most recent fiscal years (or since inception), the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year (or since inception) are as follows:


                                                                                          Aggregate
                                                                                          Amount of
                                                                    Commissions           Brokerage
                                                                    Allocated to          Transactions
                                                                    Persons or Firms      Allocated to
Fiscal Year or                                                      Because of            Persons or Firms
Period                                         Amount               Research Services     Because of
Ended                                          of Aggregate         Provided to the       Research Services
July 31/                                       Brokerage            Fund or the           to the Fund or
June 30          Fund                          Commissions          Adviser               the Adviser
-------          ----                          -----------          -------               -----------

2016             Growth Fund                     $  260,301          $  243,857           $    2,709,410
2015                                                329,600
2014                                                382,592

2016             Large Cap Growth                $1,370,711          $1,224,221           $3,184,996,467
2015                                              1,111,586
2014                                              1,061,761

2016             Concentrated Growth             $  152,736            $151,013           $  338,619,003
2015                                                 80,088(1)
2014                                                  9,027

2016             Discovery Growth                $1,788,577          $1,595,206           $2,163,125,086
2015                                              1,603,644
2014                                              1,767,505

2016             Small Cap Growth                $1,470,723          $1,279,675           $1,450,031,426
2015                                             1,545,760
2014                                             1,904,648

2016             Select US Equity                  $689,184          $  604,287           $1,217,474,908
2015                                               908,819
2014                                             1,389,435

2016             Select US Long/Short            $3,760,128          $3,207,661           $8,245,375,893
2015                                              5,588,002
2014                                              2,692,126

2016             Sustainable Global Thematic     $  455,848          $  322,590           $  359,905,451
2015                                                545,931
2014                                                668,404

2016             International Growth            $  335,810          $  272,609           $  305,291,621
2015                                                267,200
2014                                                614,299

2016             Global Core Equity              $  121,337          $  105,500           $  154,349,553
2015                                                 60,019

2016             International Strategic Core    $    4,135          $    3,416           $    4,525,462

------------------
            (1) The aggregate brokerage commissions paid by the Fund increased materially from the previous year due to an increase in the number of portfolio transactions.


            A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The aggregate amount of brokerage commissions paid to the Affiliated Brokers during each Fund's three most recent fiscal years (or since inception) and, during the most recent fiscal year (or since inception), the Affiliated Brokers' percentage of aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are as follows:


                                                                                           % of Fund's
                                                Aggregate                                  Aggregate Dollar
                                                Amount              % of Fund's            Amount of Brokerage
Fiscal Year                                     of Brokerage        Aggregate Brokerage    Transactions
Ended                                           Commissions         Commissions            Involving Payment of
July 31/                                        Paid to Affiliated  Paid to Affiliated     Commissions through
June 30           Fund                          Brokers             Brokers                Affiliated Brokers
-------           ----                          ------------        ---------------        --------------------

2016              Growth Fund                       $1,632                   .63%                 .59%
2015                                                   548
2014                                                 4,907

2016              Large Cap Growth                    $614                   .04%                 .08%
2015                                                   710
2014                                                 1,752

2016              Concentrated Growth                   $0                     0%                   0%
2015                                                   175
2014                                                     0

2016              Discovery Growth                  $1,003                   .06%                 .02%
2015                                                    70
2014                                                 1,496

2016              Small Cap Growth                                           .08%                 .06%
                                                    $1,187
2015                                                   167
2014                                                 1,070

2016              Select US Equity                      $0                     0%                   0%
2015                                                     0
2014                                                28,064

2016              Select US Long/Short                  $0                     0%                   0%
2015                                                     0
2014                                                41,157

2016              Sustainable Global Thematic           $0                     0%                   0%
2015                                                     0
2014                                                   193

2016              International Growth                  $0                     0%                   0%
2015                                                     0
2014                                                     0

2016              Global Core Equity                   $ 0                     0%                   0%
2015                                                     9

2016              International Strategic Core         $ 0                     0%                   0%

Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of a Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            Each Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.ABfunds.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Growth Fund
-----------

            The Fund is a series of the AB Portfolios which is organized as a Massachusetts business trust (the "Trust") under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Fund each of which is represented by a separate series of shares. The name of the Trust was changed from "The Alliance Portfolios" to the "AllianceBernstein Portfolios", and the name of the Fund was changed from "Alliance Growth Fund" to "AllianceBernstein Growth Fund" on March 31, 2003. The name of the Trust was changed from the "AllianceBernstein Portfolios" to "AB Portfolios", and the name of the Fund was changed from "AllianceBernstein Growth Fund" to "AB Growth Fund" on January 20, 2015.

            The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Growth Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Large Cap Growth
----------------

            The Fund is a Maryland corporation organized in 1992. The name of the Fund became "Alliance Premier Growth Fund, Inc." on August 3, 1992, and "AllianceBernstein Premier Growth Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Large Cap Growth Fund, Inc." on December 15, 2004, and "AB Large Cap Growth Fund" on January 20, 2015.

Concentrated Growth
-------------------

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2013 under the name "AllianceBernstein Concentrated Growth Fund". The Fund changed its name to "AB Concentrated Growth Fund" on January 20, 2015.

            The Fund commenced operations on February 24, 1994 as the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation, the assets and liabilities of which were acquired effective November 30, 2009 by the W.P. Stewart & Co. Growth Fund (together, the "Predecessor Fund"). As of the close of business on February 28, 2014, the Predecessor Fund was reorganized into the Fund.

Discovery Growth
----------------

            The Fund was organized as a Maryland corporation in 1979 under the name Chemical Fund, Inc. and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund, Inc." on March 13, 1987, "Alliance Mid-Cap Growth Fund, Inc." on February 1, 2002, "AllianceBernstein Mid-Cap Growth Fund, Inc." on March 31, 2003, "AllianceBernstein Small/Mid Cap Growth Fund, Inc." on November 3, 2008, "AllianceBernstein Discovery Growth Fund, Inc." on November 1, 2012 and "AB Discovery Growth Fund" on January 20, 2015.

Small Cap Growth
----------------

            The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc." The name of the Fund was changed to "AllianceBernstein Small Cap Growth Fund, Inc." on November 1, 2003 and became a series of AB Cap Fund, Inc. on September 8, 2004. The Fund changed its name to "AB Small Cap Growth Portfolio" on January 20, 2015.

Select US Equity
----------------

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2011 under the name "AllianceBernstein Select US Equity Portfolio" and changed its name to "AB Select US Equity Portfolio" on January 20, 2015.

Select US Long/Short
--------------------

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2012 under the name "AllianceBernstein Select US Long/Short Portfolio" and changed its name to "AB Select US Long/Short Portfolio on January 20, 2015.

Sustainable Global Thematic
---------------------------

            The Fund is a Maryland corporation organized in 1980 under the name "Alliance Technology Fund, Inc." The name of the Fund became "AllianceBernstein Technology Fund, Inc." on March 31, 2003, "AllianceBernstein Global Technology Fund, Inc." on December 15, 2004, "AllianceBernstein Global Thematic Growth Fund, Inc." on November 3, 2008, "AB Global Thematic Growth Fund" on January 20, 2015, and "AB Sustainable Global Thematic Fund" on October 31, 2016.

International Growth
--------------------

            The Fund is a Maryland corporation organized in 1994 under the name "Alliance Worldwide Privatization Fund, Inc." The name of the Fund became "AllianceBernstein Worldwide Privatization Fund, Inc." on March 31, 2003 and "AllianceBernstein International Growth Fund, Inc." on May 13, 2005. The Fund changed its name to "AB International Growth Fund" on January 20, 2015.

Global Core Equity
------------------

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Global Core Equity Portfolio". The name of the Fund was changed from "AllianceBernstein Global Core Equity Portfolio" to "AB Global Core Equity Portfolio" on January 20, 2015.

International Strategic Core
----------------------------

            The Fund is a series of AB Cap Fund, Inc., a Maryland corporation. The Fund was organized in 2015 under the name "AB International Strategic Core Portfolio". The Board is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland.

All Funds
---------

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional classes of shares within the Fund. If an additional class were established, each share of the class would normally be entitled to one vote for all purposes. Generally, shares of each class would vote together as a single class on matters, such as the election of Directors, that affect each class in substantially the same manner. Each class of shares of a Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Principal Holders
-----------------

            To the knowledge of each Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of October 5, 2016:


                                                                           Number of
Fund                           Name and Address                            Shares of Class       % of Class
----                           ----------------                            ---------------       ----------

Class A
-------
Growth Fund                    First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                       723,054              7.80%

                               MLPF&S for the Sole Benefit
                               of its Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                      906,759              9.78%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ 07311                             821,116              8.86%

                               National Financial Services LLC For
                               the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ  07310                            535,003              5.77%

                               Pershing, LLC
                               P.O. Box 2052
                               Jersey City, NJ 07303-2052                        476,813              5.14%

Large Cap Growth               First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                     2,866,675              7.07%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                    5,508,671             13.58%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ 07311                           2,093,543              5.16%

                               National Financial Services LLC
                               For the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ 07310                           3,074,173              7.58%

                               Pershing, LLC
                               P.O. Box 2052
                               Jersey City, NJ 07303-2052                      3,459,788              8.53%

Concentrated Growth            Charles Schwab & Co.
                               For the Exclusive Benefit of
                               Customers
                               Mutual Fund Operations
                               211 Main Street
                               San Francisco, CA 94105-1905                      195,133             18.02%

                               LPL Financial
                               Omnibus Customer Account
                               Attn: Mutual Fund Trading
                               4707 Executive Drive
                               San Diego, CA 92121-3091                           64,423              5.95%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ 07311                             165,991             15.33%

                               National Financial Services LLC
                               For the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ 07310                             115,824             10.70%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                       341,121             31.50%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                           63,096              5.83%

Discovery Growth               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                    3,612,534              5.53%

                               National Financial Services LLC
                               For the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ 07310                           3,442,998              5.27%

Small Cap Growth               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                      862,262             12.23%

                               State Street Bank and Trust as TTEE
                               and/or
                               Cust FBO ADP Access Product
                               1 Lincoln Street
                               Boston, MA  02111-2901                            474,694              6.73%

Select US Equity               National Financial Services LLC
                               For the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ 07310                           2,062,824             70.38%

                               Pershing LLC
                               P.O. Box 2052
                                Jersey City, NJ  07303-2052                      312,903             10.68%

Select US Long/Short           Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ 07311                           1,793,587             13.68%

                               National Financial Services LLC
                               For the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ 07310                           3,144,639             23.99%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                     1,463,564             11.16%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                        1,499,381             11.44%

Sustainable Global Thematic    First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                       431,521              8.04%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                      530,293              9.88%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                            364,241              6.79%

                               National Financial Services LLC
                               For the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ 07310                             317,773              5.92%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                       371,889              6.93%

International Growth           First Clearing, LLC
                               Special Custody Acct for the Exclusive
                               Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                       782,705              5.76%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                    1,328,596              9.78%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                            886,417              6.52%

                               National Financial Services LLC
                               For the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ 07310                             756,091              5.56%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                       760,698              5.60%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                          747,608              5.50%

Global Core Equity             Apex Clearing Corp.
                               350 N. Saint Paul Street
                               Suite 1300
                               Dallas, TX 75201-4229                               7,772              7.38%

                               Ascensus Trust Company
                               FBO Lawrence P. Lotzof DDS
                               APC Retirement Savings
                               401K Plan
                               P.O. Box 10758
                               Fargo, ND 58106-0758                               35,981             34.15%

                               Great-West Trust Company, LLC TTEE
                               FBO Access Supports for Living Inc.
                               457B Senior Management Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                  14,182             13.46%

                               Great-West Trust Company, LLC TTEE
                               FBO Bennet Aiello & Cohen
                               401K Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                   5,475              5.20%

                               Great-West Trust Company, LLC TTEE
                               FBO Cain Food Industries Inc.
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                   9,080              8.62%

                               Great-West Trust Company, LLC TTEE
                               FBO Certified Services LLC
                               401(K) Retirement Savings Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                   9,870              9.37%

International Strategic Core   AllianceBernstein L.P.
                               Attn: Brent Mather-Seed Account
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                        1,000             11.27%

                               Ascensus Trust Company
                               Bare & Swett Agency Inc. NDFI
                               Christopher L. McClung
                               Eureka Springs, AR 72631-9102                       3,319             37.42%

                               Ascensus Trust Company
                               C/F Barbara A. Law
                               Roth IRA
                               Coraopolis, PA 15108-3282                             894             10.08%

                               Ascensus Trust Company
                               C/F Jacqueline A. Rossini
                               IRA Rollover
                               Holliston, MA 01746-1711                            1,725             19.45%

                               LPL Financial
                               Omnibus Customer Account
                               Attn: Mutual Fund Trading
                               4707 Executive Drive
                               San Diego, CA 92121-3091                            1,231             13.88%

Class B
-------
Large Cap Growth               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                       48,600              5.92%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                        48,784              5.95%

Discovery Growth               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                       17,075              7.82%

International Growth           Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                              6,227              5.05%

Sustainable Global Thematic    Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ 07303-2052                          7,067              5.25%

Class C
-------
Growth Fund                    First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                       181,781              9.49%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                      354,205             18.50%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                            249,263             13.02%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ 07303-2052                         96,368              5.03%

                               Raymond James
                               Omnibus for Mutual Funds
                               Attn: Courtney Waller
                               880 Carillon Parkway
                               St. Petersburg, FL 33716-1102                     150,320              7.85%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                          123,204              6.43%

Large Cap Growth               First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                     1,951,400             14.90%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                    3,747,206             28.61%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                          1,468,118             11.21%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                       879,496              6.72%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                          718,296              5.48%

Concentrated Growth            MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                      139,710             19.90%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                            348,067             49.59%

                               National Financial Services LLC
                               For the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ  07310                             53,679              7.65%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ 07303-2052                         44,880              6.39%

Discovery Growth               First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                     1,338,737             15.58%

                               MLPF&S For the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                    1,561,123             18.17%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                            992,527             11.55%

                               National Financial Services LLC For
                               the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ  07310                            440,906              5.13%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                       726,146              8.45%

                               Raymond James
                               Omnibus for Mutual Funds
                               Attn: Courtney Waller
                               880 Carillon Parkway
                               St. Petersburg, FL 33716-1102                     434,137              5.05%

Small Cap Growth               First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                       137,864             10.65%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                      191,172             14.77%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                            375,475             29.01%

                               National Financial Services LLC For
                               the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ  07310                             75,819              5.86%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                           92,162              7.12%

Select US Equity               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                       77,087              9.50%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                                Jersey City, NJ  07311                           156,294             19.27%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                       225,397             27.78%

                               Raymond James
                               Omnibus for Mutual Funds
                               Attn: Courtney Waller
                               880 Carillon Parkway
                               St. Petersburg, FL 33716-1102                      62,875              7.75%

                               UBS WM USA
                               OMNI Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                          107,665             13.27%

Select US Long/Short           First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                     1,336,612             10.41%

                               LPL Financial
                               Omnibus Customer Account
                               Attn: Mutual Fund Trading
                               4707 Executive Drive
                               San Diego, CA 92121-3091                          723,897              5.64%

                               MLPF&S For the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                    1,037,178              8.08%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                          4,049,911             31.54%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                     1,377,278             10.72%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                        2,005,743             15.62%

Sustainable Global Thematic    First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                        87,132             10.58%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                      130,956             15.91%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ 07311                             150,066             18.23%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                        47,748              5.80%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                           41,988              5.10%

International Growth           First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                       274,164              9.79%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL 32246-6484                       588,649             21.02%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                            594,997             21.25%

                               National Financial Services LLC For
                               the Exclusive Benefit of Our
                               Customers
                               Attn: Mutual Funds Dept.
                               499 Washington Blvd., 4th Floor
                               Jersey City, NJ  07310                            144,165              5.15%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                       150,339              5.37%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                          171,947              6.14%

Global Core Equity             AllianceBernstein L.P.
                               Attn: Brent Mather-Seed Account
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                        1,000             25.59%

                               Ascensus Trust Company
                               C/F Tea H. Yoo IRA
                               Porter Ranch, CA 91326-4035                           441             11.30%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                           250              6.39%

                               Raymond James
                               Omnibus for Mutual Funds
                               Attn: Courtney Waller
                               880 Carillon Parkway
                               St. Petersburg, FL 33716-1102                       2,120             54.25%

International Strategic Core   AllianceBernstein L.P.
                               Attn: Brent Mather-Seed Account
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                        1,000             99.97%

Advisor Class
-------------

Growth Fund                    Charles Schwab & Co.
                               For the Exclusive Benefit
                               of Customers
                               Mutual Fund Operations
                               211 Main Street
                               San Francisco, CA 94105-1905                       32,694              9.19%

                               First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO 63103-2523                         51,273             14.42%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL 32246-6484                        41,828             11.76%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                             77,986             21.93%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                        19,934              5.60%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                           78,348             22.03%

Large Cap Growth               Charles Schwab & Co.
                               For the Exclusive Benefit of Customers
                               Mutual Fund Operations
                               211 Main Street
                               San Francisco, CA 94105-1905                    2,587,117              8.71%

                               First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO 63103-2523                      3,255,768             10.96%

                               LPL Financial
                               Omnibus Customer Account
                               Attn: Mutual Fund Trading
                               4707 Executive Drive
                               San Diego, CA 92121-3091                        1,938,629              6.52%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL 32246-6484                     3,135,756             10.55%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                          1,977,939              6.66%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                     1,682,995              5.66%

                               Raymond James
                               Omnibus for Mutual Funds
                               Attn: Courtney Waller
                               880 Carillon Parkway
                               St. Petersburg, FL 33716-1102                   1,733,002              5.83%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ  07086-6761                       2,177,460              7.33%

Concentrated Growth            Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                              1,642             19.02%

Small Cap Growth               First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO 63103-2523                        465,588              8.03%

                               Maril & Co. FBO 5A
                               c/o BMO Harris Bank NA
                               Attn: MF
                               480 Pilgrim Way
                               Suite 1000
                               Green Bay, WI  54304-5280                         442,346              7.63%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                                Jersey City, NJ  07311                         2,327,277             40.16%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ  07086-6761                         591,213             10.20%

Select US Long/Short           Charles Schwab & Co.
                               For the Exclusive Benefit of Customers
                               Mutual Fund Operations
                               211 Main Street
                               San Francisco, CA 94105-1905                    4,065,122              6.21%

                               First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                                Saint Louis, MO  63103-2523                    4,063,196              6.20%

                               LPL Financial
                               Omnibus Customer Account
                               Attn: Mutual Fund Trading
                               4707 Executive Drive
                               San Diego, CA 92121-3091                        4,952,904              7.56%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                    4,323,941              6.60%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                                Jersey City, NJ  07311                        18,021,467             27.52%

                               Pershing LLC
                               P.O. Box 2052
                               Jersey City, NJ  07303-2052                     4,430,660              6.77%

                               Raymond James
                               Omnibus for Mutual Funds
                               Attn: Courtney Waller
                               880 Carillon Parkway
                               St. Petersburg, FL 33716-1102                   4,617,375              7.05%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ  07086-6761                      11,541,909             17.62%

Sustainable Global Thematic    MLPF&S for the Sole Benefit of Its
                               Customers
                               Attn:  Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL 32246-6484                       125,942             18.54%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ  07086-6761                          51,652              7.61%

International Growth           Charles Schwab & Co.
                               For the Exclusive Benefit of
                               Customers
                               Mutual Fund Operations
                               211 Main Street
                               San Francisco, CA  94105-4151                     281,564             11.50%

                               First Clearing, LLC
                               Special Custody Acct for the
                               Exclusive Benefit of Customer
                               2801 Market Street
                               Saint Louis, MO  63103-2523                       473,569             19.34%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL 32246-6484                       219,018              8.95%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ  07311                            241,833              9.88%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ  07086-6761                         501,635             20.49%

Global Core Equity             Sanford Bernstein & Co. LLC
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                    1,554,090              9.16%

International Strategic Core   AllianceBernstein L.P.
                               Attn: Brent Mather-Seed Account
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                      298,000             51.87%

                               Sanford Bernstein & Co. LLC
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                       58,796             10.23%

                               Sanford Bernstein & Co. LLC
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                       68,753             11.97%

                               Sanford Bernstein & Co. LLC
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                       28,914              5.03%

Class R
-------
Growth Fund                    Hartford Life Insurance Company
                               Separate Account 401
                               Attn: UIT Operations
                               P.O. Box 2999
                               Hartford, CT  06104-2999                           19,260             50.28%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL 32246-6484                         3,021              7.89%

                               Reliance Trust Company Custodian
                               FBO MassMutual Omnibus PPL
                               P.O. Box 48529
                               Atlanta, GA  30362-1529                            12,086             31.55%

Large Cap Growth               Capital Bank & Trust Company TTEE F
                               CHC Retirement Savings Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   70,754              6.31%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL 32246-6484                       173,484             15.47%

                               Reliance Trust Company Custodian
                               FBO MassMutual Omnibus PPL
                               P.O. Box 48529
                               Atlanta, GA  30362-1529                            62,981              5.62%

Concentrated Growth            AllianceBernstein L.P.
                               Attn: Brent Mather-Seed Account
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                          402             99.97%

Discovery Growth               American United Life Cust
                               FBO American United Trust
                               Separate Accounts Administration
                               P.O. Box 368
                               Indianapolis, IN 46206-0368                       396,687             11.06%

                               American United Life Cust
                               FBO AUL American Group
                               Retirement Annuity
                               Separate Accounts Administration
                               P.O. Box 368
                               Indianapolis, IN  46206-0368
                                                                                 690,421             19.25%

Small Cap Growth               American United Life Cust
                               FBO American United Trust
                               Separate Accounts Administration
                               P.O. Box 368
                               Indianapolis, IN  46206-0368                       74,586              7.88%

                               American United Life Cust
                               FBO AUL American Group Retirement Annuity
                               Separate Accounts Administration
                               P.O. Box 368
                               Indianapolis, IN  46206-0368                      106,537             11.26%

                               NFS LLC FEBO
                               Reliance Trust Company TTEE/CUST for TRS
                               FBO Various Retirement Plans
                               1150 S. Olive St., Ste. 2700
                               Los Angeles, CA 90015-2211                        111,687             11.81%

                               State Street Bank and Trust as TTEE and/or
                               Cust FBO ADP Access Product
                               1 Lincoln Street
                               Boston, MA  02111-2901                            293,853             31.06%

Select US Equity               AllianceBernstein L.P.
                               Attn: Brent Mather-seed Acct
                               1 N. Lexington Avenue
                               White Plains, NY 10601-1712                         1,006             99.98%

Select US Long/Short           Matrix Trust Company Cust. FBO
                               Innovative Combustion Tech Inc. 401(K)
                               717 17th Street Ste. 1300
                               Denver, CO 80202-3304                               8,073             11.76%

                               Matrix Trust Company Trustee
                               R.E. Garrison Trucking, Inc. E
                               717 17th Street Ste. 1300
                               Denver, CO 80202-3304                              34,670             50.51%

                               Morgan Stanley Smith Barney
                               Harborside Financial Center
                               Plaza II, 3rd Floor
                               Jersey City, NJ 07311                              13,552             19.74%

                               Raymond James & Assoc Inc.
                               FBO Iowa Clinic PSP 401K
                               Gregg Polzin MD
                               J. Willian Holtze MD TTEE
                               P.O. Box 71483
                               Clive, IA 50325-0483                                9,611             14.00%

Sustainable Global Thematic    Ascensus Trust Company FBO
                               Asani Solutions 401(K) Plan
                               P.O. Box 10758
                               Fargo, ND 58106-0758                                1,875              5.71%

                               State Street Bank and Trust as TTEE
                               and/or
                               Cust FBO ADP Access Product
                               1 Lincoln Street
                               Boston, MA 02111-2901                               8,643             26.33%

                               State Street Bank and Trust
                               FBO ADP/MSDW Alliance
                               Attn: Ralph Campbell
                               1 Lincoln Street
                               Boston, MA 02111-2900                               2,811              8.57%

                               Steven Field and Ryan Goosen TTEES
                               INRAD Inc. 401K
                               c/o Fascore LLC
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                   3,396             10.35%


International Growth           Hartford Life Insurance Company
                               Separate Account 401
                               Attn: UIT Operations
                               P.O. Box 2999
                               Hartford, CT  06104-2999                          207,384             26.72%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL 32246-6484                       139,774             18.01%

                               Reliance Trust Company Custodian
                               FBO MassMutual Omnibus PPL
                               P.O. Box 48529
                               Atlanta, GA  30362-1529                            59,876              7.71%

                               State Street Bank and Trust as TTEE
                               and/or
                               Cust FBO ADP Access Product
                               1 Lincoln Street
                               Boston, MA 02111-2901                              41,067              5.29%

                               State Street Bank and Trust
                               FBO ADP/MSDW Alliance
                               Attn: Ralph Campbell
                               1 Lincoln Street
                               Boston, MA 02111-2900                              57,319              7.38%

Class K
-------

Growth Fund                    Ascensus Trust Company C/F
                               Luken LLC 401K & PS
                               P.O. Box 10758
                               Fargo, ND 58106-0758                                2,333              6.01%

                               Great-West Trust Company, LLC TTEE C
                               The Office Furniture Warehouse PSP
                               c/o Fascore LLC
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                   2,037              5.25%

                               Great-West Trust Company, LLC TTEE C
                               Sucherman-Insalaco LLC RP
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                   5,506             14.18%

                               Great-West Trust Company, LLC TTEE F
                               Aaronson, Dickerson, Cohn & Lanzone APC
                               401K
                               c/o Fascore LLC
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                   2,421              6.24%

                               Joseph R. Burlin 401(K) Profit
                               Sharing Plan
                               1805 North Carolina Street
                               Suite 405
                               Stockton, CA  95204                                 5,209             13.42%

                               Luciano Prida & Company PA
                               401K Plan
                               1106 N. Franklin Street
                               Tampa, FL 33602-3841                                3,898             10.04%

                               Orchard Trust Company, LLC TTEE
                               FBO Nadler Nadler & Burdman CO LPA
                               MPPP & Trust
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   14,608             37.63%

Large Cap Growth               Great-West Trust Company, LLC
                               TTEE F
                               Fragomen Del Ray Bernsen & Loewy LLP 401K
                               c/o Fascore LLC
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                 187,208             10.06%

                               Nationwide Trust Company FSB
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH  43218-2029                          370,813             19.92%

Concentrated Growth            Great-West Trust Company, LLC TTEE
                               FBO Bennet Aiello & Cohen
                               401K Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                    1,296             16.05%

                               Great-West Trust Company, LLC TTEE
                               FBO Certified Services LLC
                               401(K) Retirement Savings Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                    1,517             18.78%

                               Great-West Trust Company, LLC TTEE
                               FBO Philadelphia Eye Associates LTD
                               401(K) Profit Sharing Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                      981             12.14%

                               Peter/George/Edwin Kunhardt
                               FBO Kunhardt Films LLC Incentive
                               48 Wheeler Ave
                               Pleasantville, NY 10570-3046                        3,800             47.04%

Discovery Growth               Capital Bank & Trust Company
                               TTEE F
                               Heritage Commerce Corp. 401K
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                 185,809             10.29%

                               Nationwide Trust Company FSB
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH  43218-2029                          149,946              8.30%

                               Nationwide Trust Company FSB
                               FBO Participating Retirement Plans
                               TPA-NTC
                               IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029                           100,038              5.54%

Small Cap Growth               Charles Schwab & Co.
                               For the Exclusive Benefit of Customers
                               Mutual Fund Operations
                               211 Main Street
                                San Francisco, CA 94105-1905                     306,090             19.99%

                               Great-West Trust Company, LLC
                               TTEE F
                               Fragomen Del Ray Bernsen & Loewy LLP 401K
                               c/o Fascore LLC
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                  90,892              5.94%

                               Nationwide Trust Company FSB
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH  43218-2029                          118,794              7.76%

                               NFS LLC FEBO
                               State Street Bank and Trust Co. TTEE
                               Various Retirement Plans
                               440 Mamaroneck Ave.
                               Harrison, NY 10528-2418                            96,118              6.28%

                               NFS LLC FEBO
                               Transamerica Life Ins. Co.
                               1150 S. Olive St.
                               Los Angeles, CA 90015-2211                        284,990             18.61%

                               PIMS/Prudential RetPlan
                               Nominee Trustee Custodian
                               MCHA Inc. Employees Savings
                               655 3rd Avenue, 15th Floor
                               New York, NY  10017-9135                           93,188              6.09%

Select US Equity               Great-West Trust Company, LLC TTEE C
                               Digestive Healthcare of Georgia PC
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   77,172             29.68%

                               Great-West Trust Company, LLC TTEE
                               FBO Katz & Stefani LLC
                               401K and Profit Sharing Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   53,394             20.53%

                               Great-West Trust Company, LLC TTEE
                               FBO Klatte Budenslek & Young-Agriesti
                               LLP 401K Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   20,763              7.98%

                               Great-West Trust Company, LLC TTEE
                               FBO Melinta Therapeutics 401K Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   19,605              7.54%

                               Great-West Trust Company, LLC TTEE
                               FBO Solsbury Hill 401K Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   21,765              8.37%

                               Orchard Trust Co, LLC TTEE
                               FBO Nadler Nadler & Burdman Co.
                               LPA MPPP & Trust
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   55,936             21.51%

Select US Long/Short           AllianceBernstein L.P.
                               Attn: Brent Mather-Seed Acct
                               1 N. Lexington Avenue
                               White Plains, NY 10601-1712                         1,000             36.86%

                               Great-West Trust Company, LLC TTEE
                               FBO T George Meroni Insurance Agency
                               Inc. 401K Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                    1,713             63.13%

Sustainable Global Thematic    Great-West Trust Company, LLC
                               TTEE F
                               Fragomen Del Ray Bernsen & Loewy
                               LLP 401K
                               c/o Fascore LLC
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   79,857             79.90%

International Growth           Ascensus Trust Company FBO
                               Stepbrand Enterprises
                               401(K) PS Plan & Trust
                               P.O. Box 10758
                                Fargo, ND 58106-0758                              25,097              7.87%

                               Great-West Trust Company, LLC
                               TTEE C
                               Butler Waddell Interests Ltd. 401K
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   16,296              5.11%

                               Great-West Trust Company, LLC
                               TTEE C
                               Digestive Healthcare of Georgia  PC
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   30,555              9.58%

                               Great-West Trust Company, LLC
                               TTEE
                               FBO Hamilton Cardiology Associates
                               P.A. 401K Plan
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                   25,351              7.95%

                               Lincoln Retirement Services Company, LLC
                               FBO Texas A&M 403B ORP
                               P.O. Box 7876
                               Fort Wayne, IN 46801-7876                          20,081              6.30%

                               Lincoln Retirement Services Company, LLC
                               FBO Univ of Texas ORP
                               P.O. Box 7876
                               Fort Wayne, IN 46801-7876                          24,837              7.79%

                               Nationwide Trust Company FSB
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH  43218-2029                           28,348              8.89%

Class I
-------

Growth Fund                    NFS LLC FEBO
                               US Bank National Association
                               Omnibus Reinvest/Reinvest
                               1555 N. Rivercenter Dr., Suite 302
                               Milwaukee, WI 53212-3958                          167,019             99.69%


Large Cap Growth               Charles Schwab & Co.
                               For the Exclusive Benefit of Customers
                               Mutual Fund Operations
                               211 Main Street
                               San Francisco, CA 94105-1905                      209,312              6.96%

                               DCGT Trustee and/or Custodian
                               FBO PLIC Various Retirement Plans
                               Omnibus
                               Attn: NPIO Trade Desk
                               711 High Street
                               Des Moines, IA 50392-0001                         203,859              6.77%

                               FIIOC as Agent for Certain Employee
                               Benefit Plans
                               100 Magellan Way KWIC
                               Covington, KY 41015-1987                          231,624              7.70%

                               Nationwide Trust Company FSB
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH 43218-2029                           590,352             19.62%

                               Patterson & Co. FBO
                               USI 401(k) Plan
                               1525 West W.T. Harris Blvd.
                               Charlotte, NC  28288-1076                         526,046             17.48%

                               Reliance Trust Company TTEE
                               ADP Access Large Market 401K
                               1100 Abernathy Rd.
                               Atlanta, GA 30328-5620                            351,752             11.69%

Concentrated Growth            AllianceBernstein L.P.
                               Attn: Brent Mather-Seed Account
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                          406             43.10%

                               UBS WM USA
                               Omni Account M/F
                               Attn: Department Manager
                               1000 Harbor Boulevard, 5th Floor
                               Weehawken, NJ 07086-6761                              536             56.89%

Discovery Growth               FIIOC as Agent for Certain Employee
                               Benefit Plans
                               100 Magellan Way KWIC
                               Covington, KY  41015-1987                       1,399,840              8.02%

                               Great-West Trust Company, LLC TTEE
                               F Employee Benefits Clients 401K
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO 80111-5002                1,586,979              9.09%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                      969,402              5.55%

                               NFS LLC FEBO
                               State Street Bank and Trust Co. TTEE
                               Various Retirement Plans
                               440 Mamaroneck Ave.
                               Harrison, NY 10528-2418                         1,279,354              7.33%

                               PIMS/Prudential Retirement as Nominee for
                               the TTEE/Cust PL
                               WME IMG Profit Sharing
                               9601 Wilshire Blvd.
                               Beverly Hills, CA 90210-5213                    1,395,518              7.99%

                               SEI Private TR CO
                               c/o Citizens of (CT Laborers
                               Pension-Pooled Funds)
                               Attn: Mutual Funds Administrator
                               One Freedom Valley Drive
                               Oaks, PA 19456-9989                             4,451,182             25.50%

Small Cap Growth               FIIOC as Agent for Certain Employee
                               Benefit Plans
                               100 Magellan Way KWIC
                               Covington, KY  41015-1987                       1,830,497             27.57%

                               MLPF&S for the Sole Benefit of its
                               Customers
                               Attn: Fund Admin
                               4800 Deer Lake Drive East
                               2nd Floor
                               Jacksonville, FL  32246-6484                    1,418,508             21.37%

                               State of South Carolina Trustee
                               FBO State of South Carolina 401K
                               c/o Fascore LLC
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                 770,769             11.61%

Select US Equity               Charles Schwab & Co.
                               For the Exclusive Benefit of Customers
                               Mutual Fund Operations
                               211 Main Street
                               San Francisco, CA 94105-1905                      687,690             56.02%

                               NFS LLC FEBO
                               Charitable Gift Legacy Pool
                               Attn: Unitized Group
                               1 Spartan Way
                               Merrimack, NH 03054-4300`                         492,734             40.14%

Select US Long/Short           NFS LLC FEBO
                               Regions Bank
                               201 Milan Pkwy
                               Birmingham, AL 35211-6946                         966,775             87.72%

                               NFS LLC FEBO
                               State Street Bank and Trust Co.
                               Attn: Dan Dinardo
                               1200 Crown Colony Dr.
                               Quincy, MA 02169-0938                              56,613              5.14%

Sustainable Global Thematic    Great-West Trust Company, LLC
                               TTEE F
                               Employee Benefits Clients 401K
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                   1,715             29.71%

                               Mid Atlantic Trust Co FBO
                               Healthview Services LLC 401(K) PSP
                               & Trust
                               1251 Waterfront Pl., Ste. 525
                               Pittsburgh, PA 15222-4228                             770             13.34%

                               TD Ameritrade FBO
                               Voya Institutional Trust Co. as
                               Custodian PSP for Emp. of
                               AllianceBernstein LP
                               FBO Benjamin Ruegsegger
                               Bryn Mawr, PA 19010-3825                            1,643             28.46%

                               TD Ameritrade FBO
                               Voya Institutional Trust Co. as
                               Custodian PSP for Emp. of
                               AllianceBernstein LP
                               FBO Daniel C Roarty
                               Villanova, PA 19085-2120                            1,335             23.12%

International Growth           FIIOC as Agent for Certain Employee
                               Benefit Plans
                               100 Magellan Way KWIC
                               Covington, KY  41015-1987                          37,917             39.70%

                               Nationwide Trust Company FSB
                               c/o IPO Portfolio Accounting
                               P.O. Box 182029
                               Columbus, OH  43218-2029                           17,880             18.72%

                               Sanford Bernstein & Co. LLC
                               1 N. Lexington Avenue
                               White Plains, NY  10601-1712                       12,112             12.68%

                               T. Rowe Price Retirement Plan Services
                               Retirement Plan Clients
                               4515 Painters Mill Road
                               Owings Mills, MD  21117-4903                       14,100             14.76%

                               TD Ameritrade FBO
                               Voya Institutional Trust Co. as
                               Custodian PSP for Emp. of
                               AllianceBernstein LP
                               FBO Daniel C. Roarty
                               Villanova, PA  19085-2120                           6,105              6.39%

Class Z
-------

Large Cap Growth               Matrix Trust Company Cust. FBO
                               MFA Employees
                               717 17th Street, Ste. 1300
                               Denver, CO 80202-3304                             422,925             11.02%

                               Matrix Trust Company Cust. FBO
                               MFA Oil Company
                               717 17th Street, Ste. 1300
                               Denver, CO 80202-3304                             278,855              7.27%

                               Matrix Trust Company Trustee
                               MFA Retirement Plans
                               717 17th Street, Ste. 1300
                               Denver, CO 80202-3304                             560,213             14.60%

                               US Bank NA FBO
                               Cedars-Sinai Health System
                               Mutual Funds
                               P.O. Box 1787
                               Milwaukee, WI 53201-1787                          629,474             16.40%

                               Wells Fargo Bank FBO
                               Various Retirement Plans
                               1525 West W.T. Harris Blvd.
                               Charlotte, NC 28262-8522                          206,814              5.39%


Concentrated Growth            AB MMSRetirement Vintage 2040
                               1345 Avenue of the Americas
                               New York, NY 10105-0302                           124,333              7.19%

                               AB MMSRetirement Vintage 2045
                               1345 Avenue of the Americas
                               New York, NY 10105-0302                            95,950              5.55%

                               AXA Versicherungen AG
                               General-Guisanstr. 40
                               Winterthur ZH 8400
                               Switzerland                                     1,155,703             66.86%

Discovery Growth               PIMS/Prudential Retplan
                               Nominee Trustee Custodian
                               763 Essilor of America Retirement
                               13515 N Stemmons FWY
                               Dallas, TX 75234-5765                           1,174,741              7.83%

                               Taynik & Co. 401K Plan
                               c/o State Street Bank
                               1200 Crown Colony Drive
                               Quincy, MA 02169-0938                           1,164,496              7.76%

                               Wells Fargo Bank FBO
                               Various Retirement Plans
                               1525 West W.T. Harris Blvd.
                               Charlotte, NC 28288-1076                        9,369,413             62.45%

Small Cap Growth               Great-West Trust Company, LLC
                               TTEE F
                               The Fifth Third Bancorp Master Prof
                               8515 East Orchard Road, #2T2
                               Greenwood Village, CO  80111-5002                 938,933             69.01%

                               Sanford Bernstein & Co. LLC
                               1 N. Lexington Avenue                             150,920             11.09%
                               White Plains, NY 10601-1712

                               Sanford Bernstein & Co. LLC
                               1 N. Lexington Avenue                              85,897              6.31%
                               White Plains, NY 10601-1712

                               Voya Institutional Trust Company
                               Qualified Plan                                     71,815              5.28%
                               1 Orange Way #B3N
                               Windsor, CT 06095-4773

Custodian and Accounting Agent
------------------------------

            State Street Bank and Trust Company ("State Street"), State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210 acts as the custodian and as accounting agent for the Growth Fund, Large Cap Growth, Discovery Growth, Small Cap Growth, Sustainable Global Thematic, Concentrated Growth and Select US Long/Short, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's securities outside of the United States.

            Brown Brothers Harriman & Co. ("Brown Brothers"), 50 Post Office Square, Boston, MA 02110, will act as the custodian and as accounting agent for International Growth, Select US Equity, Global Core Equity and International Strategic Core but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect, wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

            The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.

            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or through the Fund's website at www.ABfunds.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of each of the Growth Fund, Large Cap Growth, Small Cap Growth, Sustainable Global Thematic and Discovery Growth for the fiscal year ended July 31, 2016 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports for Small Cap Growth, Growth Fund, Large Cap Growth, Discovery Growth and Sustainable Global Thematic were filed on Form N-CSR with the SEC on October 6, 2016. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.ABfunds.com.

The financial statements of each of Concentrated Growth, International Growth, Select US Equity, Select US Long/Short, Global Core Equity and International Strategic Core for the fiscal year or period ended June 30, 2016 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the SEC on September 1, 2016. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.ABfunds.com.

                                                                      Appendix A

[A/B]
LOGO

                         Proxy Voting Policy Statement

Introduction
------------

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy ("Proxy Voting Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making
----------------------------------

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services
-----------------

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement
----------

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines
-----------------------

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies
------------------------------------------------------------------

In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company's remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
-----------------------------------------------------------------------

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals:  Appointment of Auditors
-------------------------------------------
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
-------------------------------------------------------------------------

These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC's framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
-------------------------------------------------------------------------------
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

Conflicts of Interest
---------------------

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency
-------------------

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping
-------------

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.